SCHEDULE 14A

                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ] Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material under Rule 14a-12

                                    GMO TRUST
    ------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)  Title of each class of securities to which transaction applies:
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2)  Aggregate number of securities to which transaction applies:
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3)  Per unit price or other underlying value of transaction computed pursuant to
    Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
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4)  Proposed maximum aggregate value of transaction:
-------------------------------------------------------------------------------
5)  Total fee paid:
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[ ] Fee paid previously with preliminary materials:
-------------------------------------------------------------------------------
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)  Amount Previously Paid:
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2)  Form, Schedule or Registration Statement No.:
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3)  Filing Party:
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4)  Date Filed:
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

                                   GMO TRUST
                                40 ROWES WHARF
                          BOSTON, MASSACHUSETTS 02110
                               FEBRUARY 23, 2005

Dear Shareholder:

         A Special Meeting of the Shareholders of GMO Trust will be held on March 23, 2005 at 9:00 a.m., Boston time, on the 6th floor of 40 Rowes Wharf, Boston, Massachusetts.

         The matters to be acted upon at the meeting with respect to each GMO Fund are described in the attached Notice and Proxy Statement. The Trust's Board of Trustees is seeking your vote for the slate of nominees for Trustee identified in the Proxy Statement. Also, shareholders of certain Funds will be asked to approve changes to their Funds' fundamental investment restrictions.

         We urge you to complete, sign and return the enclosed proxy card promptly. A postage-paid envelope is enclosed for this purpose. Whether or not you plan to be present at the meeting, we need your vote. To have your vote count, you must return a proxy card for each of the Funds in which you are invested.

         If your shares are held in street name, only your bank or broker can vote your shares, and only upon receipt of your specific instructions. Please contact the person responsible for your account and instruct him or her to execute a proxy card today.

         We look forward to receiving your proxy so that your shares may be voted at the meeting.


                                        Sincerely,

                                        /s/ R. Jeremy Grantham

                                        R. Jeremy Grantham
                                        Chairman of the Board

                                             GMO TRUST


             GMO ALPHA ONLY FUND                         GMO INTERNATIONAL EQUITY ALLOCATION FUND
     GMO BENCHMARK-FREE ALLOCATION FUND                       GMO INTERNATIONAL GROWTH FUND
           GMO CORE PLUS BOND FUND                       GMO INTERNATIONAL INTRINSIC VALUE FUND
 GMO CURRENCY HEDGED INTERNATIONAL BOND FUND             GMO INTERNATIONAL SMALL COMPANIES FUND
GMO CURRENCY HEDGED INTERNATIONAL EQUITY FUND                   GMO INTRINSIC VALUE FUND
           GMO DOMESTIC BOND FUND                                 GMO REAL ESTATE FUND
         GMO EMERGING COUNTRIES FUND                       GMO SHORT-DURATION COLLATERAL FUND
       GMO EMERGING COUNTRY DEBT FUND                      GMO SHORT-DURATION INVESTMENT FUND
    GMO EMERGING COUNTRY DEBT SHARE FUND                        GMO SMALL CAP GROWTH FUND
          GMO EMERGING MARKETS FUND                             GMO SMALL CAP VALUE FUND
      GMO EMERGING MARKETS QUALITY FUND                     GMO SPECIAL PURPOSE HOLDING FUND
              GMO FOREIGN FUND                                       GMO TAIWAN FUND
      GMO FOREIGN SMALL COMPANIES FUND                 GMO TAX-MANAGED INTERNATIONAL EQUITIES FUND
  GMO GLOBAL BALANCED ASSET ALLOCATION FUND               GMO TAX-MANAGED SMALL COMPANIES FUND
            GMO GLOBAL BOND FUND                           GMO TAX-MANAGED U.S. EQUITIES FUND
           GMO GLOBAL GROWTH FUND                              GMO TOBACCO-FREE CORE FUND
  GMO GLOBAL (U.S.+) EQUITY ALLOCATION FUND                        GMO U.S. CORE FUND
               GMO GROWTH FUND                                GMO U.S. QUALITY EQUITY FUND
       GMO INFLATION INDEXED BOND FUND                            GMO U.S. SECTOR FUND
         GMO INTERNATIONAL BOND FUND                                 GMO VALUE FUND
  GMO INTERNATIONAL DISCIPLINED EQUITY FUND                 GMO WORLD OPPORTUNITY OVERLAY FUND


                                 40 ROWES WHARF
                           BOSTON, MASSACHUSETTS 02110

                              ---------------------

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                              ---------------------

To Shareholders of GMO Trust (the "Trust"):

         Notice is hereby given that a special meeting of the shareholders of the Trust (the "Special Meeting") will be held on March 23, 2005 on the 6th Floor of 40 Rowes Wharf, Boston, Massachusetts, at 9:00 a.m., Boston time, for the following purposes, each of which is more fully described in the accompanying Proxy Statement dated February 23, 2005:

         1. With respect to all of the Funds of the Trust, to elect the Board of Trustees, as described in Proposal I of the accompanying Proxy Statement;

         2A. With respect to GMO Real Estate Fund and GMO Short-Duration Investment Fund, to approve revisions to the fundamental investment restriction with respect to concentration of investments in any one industry;

         2B. With respect to GMO Alpha Only Fund, GMO Core Plus Bond Fund, GMO Currency Hedged International Bond Fund, GMO Currency Hedged International Equity Fund, GMO Domestic Bond Fund, GMO Emerging Countries Fund, GMO Emerging Country Debt Fund, GMO Emerging Country Debt Share Fund, GMO Emerging Markets Fund, GMO Emerging Markets Quality Fund, GMO Foreign Fund, GMO Global Balanced Asset Allocation Fund, GMO Global Bond Fund, GMO Global (U.S.+)

                  Equity Allocation Fund, GMO Growth Fund, GMO Inflation Indexed Bond Fund, GMO International Bond Fund, GMO International Equity Allocation Fund, GMO International Intrinsic Value Fund, GMO International Small Companies Fund, GMO Real Estate Fund, GMO Short-Duration Investment Fund, GMO Small Cap Growth Fund, GMO Small Cap Value Fund, GMO Tobacco-Free Core Fund, GMO U.S. Core Fund, GMO U.S. Sector Fund and GMO Value Fund, to approve the elimination of the fundamental investment restriction with respect to investments in certain related issuers; and

         2C. With respect to GMO Benchmark-Free Allocation Fund, GMO Global Balanced Asset Allocation Fund, GMO Global (U.S.+) Equity Allocation Fund, GMO International Equity Allocation Fund and GMO U.S. Sector Fund, to approve revisions to the fundamental investment restriction with respect to investments in commodities.

         The Board of Trustees of the Trust has fixed the close of business on February 11, 2005 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Special Meeting or any adjournment(s) thereof.

         WE URGE YOU TO MARK, SIGN, DATE AND MAIL THE ENCLOSED PROXY IN THE POSTAGE-PAID ENVELOPE PROVIDED AS SOON AS POSSIBLE SO THAT YOU WILL BE REPRESENTED AT THE MEETING.


                               By order of the Board of Trustees of the Trust,

                               /s/ Elaine M. Hartnett

                               Elaine M. Hartnett
                               Secretary


February 23, 2005

           PROPOSAL
PROPOSAL   DESCRIPTION              AFFECTED FUNDS                                                                          PAGE
------------------------------------------------------------------------------------------------------------------------------------
1.         Election of Trustees     All Funds                                                                              3
------------------------------------------------------------------------------------------------------------------------------------
2A.        Approving revisions      o GMO Real Estate Fund                                                                 6
           to certain Funds'        o GMO Short-Duration Investment Fund
           fundamental
           investment restriction
           with respect to
           concentration in any
           one industry
------------------------------------------------------------------------------------------------------------------------------------
2B.        Approving the            o GMO Alpha Only Fund                        o GMO Global (U.S.+) Equity               7
           elimination of certain   o GMO Core Plus Bond Fund                    Allocation Fund
           Funds' fundamental       o GMO Currency Hedged International          o GMO Growth Fund
           investment restriction   Bond Fund                                    o GMO Inflation Indexed Bond Fund
           with respect to          o GMO Currency Hedged International          o GMO International Bond Fund
           investments in certain   Equity Fund                                  o GMO International Equity
           related issuers          o GMO Domestic Bond Fund                     Allocation Fund
                                    o GMO Emerging Countries Fund                o GMO International Intrinsic Value Fund
                                    o GMO Emerging Country Debt Fund             o GMO International Small
                                    o GMO Emerging Country Debt                  Companies Fund
                                    Share Fund                                   o GMO Real Estate Fund
                                    o GMO Emerging Markets Fund                  o GMO Short-Duration Investment Fund
                                    o GMO Emerging Markets Quality               o GMO Small Cap Growth Fund
                                    Fund                                         o GMO Small Cap Value Fund
                                    o GMO Foreign Fund                           o GMO Tobacco-Free Core Fund
                                    o GMO Global Balanced Asset                  o GMO U.S. Core Fund
                                    Allocation Fund                              o GMO U.S. Sector Fund
                                    o GMO Global Bond Fund                       o GMO Value Fund
------------------------------------------------------------------------------------------------------------------------------------
2C.        Approving revisions      o GMO Benchmark-Free Allocation Fund                                                   7
           to certain Funds'        o GMO Global Balanced Asset Allocation Fund
           fundamental              o GMO Global (U.S.+) Equity Allocation Fund
           investment restriction   o GMO International Equity Allocation Fund
           with respect to          o GMO U.S. Sector Fund
           investments in
           commodities
------------------------------------------------------------------------------------------------------------------------------------


                              ---------------------

                                 PROXY STATEMENT

                              ---------------------

                                   GMO TRUST

             GMO ALPHA ONLY FUND                        GMO INTERNATIONAL EQUITY ALLOCATION FUND
     GMO BENCHMARK-FREE ALLOCATION FUND                       GMO INTERNATIONAL GROWTH FUND
           GMO CORE PLUS BOND FUND                       GMO INTERNATIONAL INTRINSIC VALUE FUND
 GMO CURRENCY HEDGED INTERNATIONAL BOND FUND             GMO INTERNATIONAL SMALL COMPANIES FUND
GMO CURRENCY HEDGED INTERNATIONAL EQUITY FUND                   GMO INTRINSIC VALUE FUND
           GMO DOMESTIC BOND FUND                                 GMO REAL ESTATE FUND
         GMO EMERGING COUNTRIES FUND                       GMO SHORT-DURATION COLLATERAL FUND
       GMO EMERGING COUNTRY DEBT FUND                      GMO SHORT-DURATION INVESTMENT FUND
    GMO EMERGING COUNTRY DEBT SHARE FUND                        GMO SMALL CAP GROWTH FUND
          GMO EMERGING MARKETS FUND                             GMO SMALL CAP VALUE FUND
      GMO EMERGING MARKETS QUALITY FUND                     GMO SPECIAL PURPOSE HOLDING FUND
              GMO FOREIGN FUND                                       GMO TAIWAN FUND
      GMO FOREIGN SMALL COMPANIES FUND                 GMO TAX-MANAGED INTERNATIONAL EQUITIES FUND
  GMO GLOBAL BALANCED ASSET ALLOCATION FUND               GMO TAX-MANAGED SMALL COMPANIES FUND
            GMO GLOBAL BOND FUND                           GMO TAX-MANAGED U.S. EQUITIES FUND
           GMO GLOBAL GROWTH FUND                              GMO TOBACCO-FREE CORE FUND
  GMO GLOBAL (U.S.+) EQUITY ALLOCATION FUND                        GMO U.S. CORE FUND
               GMO GROWTH FUND                                GMO U.S. QUALITY EQUITY FUND
       GMO INFLATION INDEXED BOND FUND                            GMO U.S. SECTOR FUND
         GMO INTERNATIONAL BOND FUND                                 GMO VALUE FUND
  GMO INTERNATIONAL DISCIPLINED EQUITY FUND                GMO WORLD OPPORTUNITY OVERLAY FUND


                                 40 Rowes Wharf
                           Boston, Massachusetts 02110

                              ---------------------


                                  INTRODUCTION

         The enclosed proxy is solicited by the Trustees of GMO Trust (the "Trust") for use at the Special Meeting of Shareholders (the "Special Meeting") to be held on March 23, 2005 at 9:00 a.m., Boston time, and any adjournment(s) thereof, for action upon matters set forth in the accompanying Notice of the Special Meeting of Shareholders (the "Notice"). Shareholders of record at the close of business on February 11, 2005 are entitled to be present and to vote at the Special Meeting or any adjourned session thereof. The Notice, this Proxy Statement and the enclosed proxy card are first being mailed to shareholders on or about February 23, 2005.

         There are 42 series of shares of the Trust that had shareholders as of February 11, 2005 (each, a "Fund" and collectively, the "Funds").

         The Trustees recommend that you vote:

         1. For electing the nominees for election to the Board of Trustees;

         2A. For approving revisions to Real Estate Fund's and Short-Duration Investment Fund's fundamental investment restrictions with respect to concentration in any one industry;

         2B. For approving the elimination of Alpha Only Fund's, Core Plus Bond Fund's, Currency Hedged International Bond Fund's, Currency Hedged International Equity Fund's, Domestic Bond Fund's, Emerging Countries Fund's, Emerging Country Debt Fund's, Emerging Country Debt Share Fund's, Emerging Markets Fund's, Emerging Markets Quality Fund's, Foreign Fund's, Global Balanced Asset Allocation Fund's, Global Bond Fund's, Global (U.S.+) Equity Allocation Fund's, Growth Fund's, Inflation Indexed Bond Fund's, International Bond Fund's, International Equity Allocation Fund's, International Intrinsic Value Fund's, International Small Companies Fund's, Real Estate Fund's, Short-Duration Investment Fund's, Small Cap Growth Fund's, Small Cap Value Fund's, Tobacco-Free Core Fund's, U.S. Core Fund's, U.S. Sector Fund's and Value Fund's fundamental investment restrictions with respect to investments in certain related issuers; and

         2C. For approving revisions to Benchmark-Free Allocation Fund's, Global Balanced Asset Allocation Fund's, Global (U.S.+) Equity Allocation Fund's, International Equity Allocation Fund's and U.S. Sector Fund's fundamental investment restrictions with respect to investments in commodities.

         Each whole share is entitled to one vote as to any matter on which it is entitled to vote and each fractional share is entitled to a proportionate fractional vote. Shares represented by your duly represented proxy will be voted in accordance with your instructions. If no instructions are made, the proxy will be voted FOR the matters specified in the proxy.

         Shareholders of all Funds vote together as a single class on the election of Trustees. Shareholders of Funds that are voting on proposals to modify their Funds' fundamental investment restrictions vote separately by Fund on such proposals.

                             I. ELECTION OF TRUSTEES

         About the Nominees. It is proposed that shareholders elect Donald W. Glazer, Jay O. Light, and W. Nicholas Thorndike as Trustees of the Trust. All of the nominees, except Mr. Thorndike, are presently Trustees of the Trust and have served in such capacity since originally appointed as members of the Board. The Investment Company Act of 1940, as amended (the "1940 Act"), generally requires that your Fund have a minimum percentage of Trustees who are not "interested persons" of your Fund or Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager"), your Fund's investment manager (referred to as "Independent Trustees" throughout this proxy statement). Mr. Glazer and Mr. Light are Independent Trustees, and Mr. Thorndike, if elected, will be an Independent Trustee. The current Trustees, including the Independent Trustees, recommend the election of Mr. Thorndike. In making this recommendation, the Trustees have considered Mr. Thorndike's experience as described in the table below, as well as Mr. Thorndike's service as Chairman of the Board/Managing Partner of Wellington Management Company from 1970-1988.

         The following table sets forth the ages and a description of the principal occupations of the nominees for Trustee. Except as shown, the principal occupations and business experience for the last five years of the nominees have been with the employers indicated. The address of each nominee is c/o GMO Trust, 40 Rowes Wharf, Boston, Massachusetts 02110.

                                                                                          NUMBER OF
                                                                                          PORTFOLIOS IN
                                                         PRINCIPAL                        FUND COMPLEX   OTHER
                                                         OCCUPATION(S)                    OVERSEEN BY    DIRECTORSHIPS
NAME                POSITION WITH     LENGTH OF          DURING PAST                      NOMINEE,       HELD BY
AND AGE             TRUST             TIME SERVED        5 YEARS                          IF ELECTED     NOMINEE
------------------------------------------------------------------------------------------------------------------------------------
Donald W. Glazer,   Lead              December 2000-     Consultant--Business and         42             None
Esq.                Independent       present            Law;1 Vice Chair (since
Age: 60             Trustee                              2002) and Secretary, Provant,
                                                         Inc.; Author of Legal
                                                         Treatises.
------------------------------------------------------------------------------------------------------------------------------------
Jay O. Light        Trustee           May 1996-          Professor of Business            42             Director of Harvard
Age: 63                               present            Administration and Senior                       Management Company,
                                                         Associate Dean, Harvard                         Inc. and Verde, Inc.;
                                                         University.                                     Director of Partners
                                                                                                         HealthCare System, Inc.
                                                                                                         and Chair of its
                                                                                                         Investment Committee.
------------------------------------------------------------------------------------------------------------------------------------
W. Nicholas         N/A               N/A                Director or trustee of various   42             Director of Courier
Thorndike                                                corporations and charitable                     Corporation (a book
Age: 71                                                  organizations, including                        publisher and
                                                         Courier Corporation (a book                     manufacturer); Member
                                                         publisher and manufacturer)                     of the Investment
                                                         (July 1989-present); Putnam                     Committee of Partners
                                                         Funds (December 1992-June                       HealthCare System, Inc.
                                                         2004); and Providence
                                                         Journal (a newspaper
                                                         publisher) (December 1986-
                                                         December 2003).
------------------------------------------------------------------------------------------------------------------------------------

(1) As part of Mr. Glazer's work as a consultant, he provides part-time consulting services to Goodwin Procter LLP ("Goodwin"). Goodwin has provided legal services to Renewable Resources, LLC, an affiliate of Grantham, Mayo, Van Otterloo & Co. LLC ("GMO LLC" or the "Manager"), the Trust's investment adviser; GMO LLC, in connection with its relationship with Renewable Resources, LLC; and funds managed by Renewable Resources, LLC. Mr. Glazer has represented that he has no financial interest in, and is not involved in the provision of, such legal services. In the calendar year ended December 31, 2003, these entities paid $469,752.50 in legal fees and disbursements to Goodwin. For the calendar year ended December 31, 2004, billings for such legal fees and disbursements were estimated to be approximately $373,499.47.

         Each of the nominees has agreed to serve as a Trustee if elected. The term of office of each nominee who is elected will be until the next meeting held for the purpose of electing Trustees and until his successor is elected and qualified, or until such Trustee sooner dies, resigns or is removed, as provided in the Trust's governing documents. If any of the nominees should be unavailable for election at the time of the Special Meeting (which is not presently anticipated), the persons named as proxies may vote for other persons in their discretion.

         COMMITTEES OF THE BOARD OF TRUSTEES. The Board of Trustees has the authority to establish committees, which may consist of two or more Trustees and which may exercise the power and authority of the Trustees to the extent the Board determines. The Board of Trustees currently has established two standing committees, the Independent Trustees/Audit Committee and the Pricing Committee.

         Independent Trustees/Audit Committee. The Independent Trustees/Audit Committee assists the Board of Trustees in performing its functions under the 1940 Act and Massachusetts law. The Committee performs specific tasks assigned to the Trustees who are not interested persons of the Trust pursuant to the 1940 Act, including periodic consideration of the investment management contracts of the Trust. In addition, the Committee also oversees the Funds' accounting and financial reporting policies and practices, as well as the quality and objectivity of the Funds' financial statements and the independent audit thereof. Messrs. Glazer and Light, the Independent Trustees, are members of the Independent Trustees/Audit Committee. Mr. Light serves as Chairman of the Committee.

         Pricing Committee. The Pricing Committee determines the fair value of the Trust's securities or other assets under the circumstances described in the GMO Trust Pricing Policies adopted by the Board, as amended from time to time (the "Procedures"). To fulfill its responsibilities and duties, the Pricing Committee periodically reviews the Procedures with the Manager and recommends changes (including the establishment of new pricing methodologies), if any, to the Board of Trustees. Messrs. Glazer and Light, the Independent Trustees, are members of the Pricing Committee; R. Jeremy Grantham, who is currently a Trustee but will not stand for reelection (although Mr. Grantham will continue in his current capacity at Grantham, Mayo, Van Otterloo & Co. LLC), is an alternate member of the Pricing Committee. Mr. Glazer serves as Chairman of the Committee.

         Following the Special Meeting, if the slate of nominees is elected by shareholders, the Trustees expect that the newly reconstituted Board of Trustees will create three standing committees: the Audit Committee, with Mr. Thorndike as Chairman, the Investment/Pricing Committee, with Mr. Light as Chairman, and the Governance Committee, with Mr. Glazer as Chairman. In addition, it is anticipated that Mr. Glazer, who currently is Lead Independent Trustee, will be elected Chairman of the Board of Trustees.

         NOMINATION OF CANDIDATES FOR TRUSTEE. The Independent Trustees have responsibility for selecting and nominating candidates for Trustee, including identifying, and evaluating the qualifications of, potential candidates. Prospective nominees may be recommended by the current Trustees, the Trust's Officers, current shareholders, or other sources that the Independent Trustees deem appropriate. Candidates properly submitted by shareholders will be considered on the same basis as candidates recommended by other sources. The Independent Trustees have full discretion to reject nominees who are recommended by shareholders. The Independent Trustees also may, but are not required to, engage a third-party professional search firm to assist them in identifying and evaluating potential nominees for Trustee.

         The Independent Trustees consider a variety of qualities, skills, and other attributes in evaluating potential candidates for nomination to the Board of Trustees. These considerations may include, but are not limited to: (i) relevant industry and related experience, including experience serving on other boards; (ii) educational background; (iii) financial expertise; (iv) an assessment of the candidate's ability, judgment, and expertise; and (v) the availability and commitment of a candidate to attend meetings and to perform his or her responsibilities on the Board of Trustees. In evaluating potential candidates, the Independent Trustees also consider the overall composition of the Board of Trustees and assess any perceived needs of the Board or any of its committees. After evaluating the qualifications of a potential candidate based on such considerations, the Independent Trustees may decide to interview a candidate and, after one or more interviews, may recommend such candidate for nomination for Trustee. The Independent Trustees have not established a separate committee, or adopted a written charter, exclusively for purposes of nominating candidates to the Board of Trustees.

         SHAREHOLDER COMMUNICATION WITH TRUSTEES. The Board of Trustees provides a process for shareholders to send communications to the Trustees, including recommendations for nominees to the Board of Trustees. Shareholders may direct communications to the Trustees as a whole or to specified individual Trustees by submitting such communications in writing to the following address:


                    To the Attention of the Board of Trustees
                     c/o GMO Trust Chief Compliance Officer
                                    GMO Trust
                                 40 Rowes Wharf
                                Boston, MA 02110


         Procedures with respect to shareholder communications with Trustees apply separately to each Fund. A shareholder communication must (i) be in writing and be signed by the shareholder, (ii) identify the Fund to which it relates, and (iii) identify the class and number of shares held by the shareholder.

         MEETINGS. During the fiscal year ended February 29, 2004, the Board of Trustees held four regular meetings and seven special meetings. The Independent Trustees/Audit Committee held eight meetings, and the Pricing Committee held six meetings. None of the Trustees attended less than 75% of the meetings of the Board and meetings of the Committees on which he served.

         COMPENSATION. Each Independent Trustee receives an annual retainer from the Trust for his services. In addition, the Chair of each of the Trust's standing committees receives an annual fee, and, effective January 1, 2005, the Lead Independent Trustee has received an annual fee. If the slate of nominees is elected by shareholders, it is expected that Mr. Glazer will be elected to serve as Chairman of the Board (in lieu of his current service as Lead Independent Trustee) and, in his capacity as such, will be entitled to the same additional compensation to which he currently is entitled as Lead Independent Trustee. Each Independent Trustee also is paid a fee for each in-person and for each telephone meeting of the Board of Trustees or any committee thereof attended or participated in, as the case may be, and a fee for consideration of any action proposed to be taken by written consent. No additional compensation is paid to any Independent Trustee for travel time to meetings, attendance at directors' educational seminars or conferences, service on industry or association committees, participation as speakers at directors' conferences, or service on special director task forces or subcommittees, although the Trust does reimburse Independent Trustees for seminar or conference fees and for travel expenses incurred in connection with attendance at such seminars or conferences. Independent Trustees do not receive any employee benefits such as pension or retirement benefits or health insurance.

         Exhibit A attached hereto sets forth the compensation paid to the Trustees from the Funds and the Trust during the fiscal year ended February 29, 2004.

         ADDITIONAL INFORMATION ABOUT THE NOMINEES. Please refer to Exhibit B and Exhibit C attached hereto for certain information concerning beneficial ownership by the nominees for Trustee, in the Funds and in related companies of the Funds' adviser or principal underwriter, as of January 14, 2005.

         In his capacity as a former independent trustee of the Putnam Funds, Mr. Thorndike has been named as a defendant in a number of private lawsuits instituted against the Putnam Funds, their investment manager, and certain of their current and former trustees, among other parties. These lawsuits make various allegations relating to market timing, short-term trading, late trading and other activities involving the Putnam Funds, and make related claims including violations of various federal securities laws and breach of fiduciary duty.

         REQUIRED VOTE. Pursuant to the Amended and Restated Agreement and Declaration of Trust, 40% of the shares entitled to vote, present in person or represented by proxy, shall constitute a quorum. Approval of this proposal as to any nominee requires the affirmative vote of a plurality of the shares of the Trust (all Funds of the Trust voting together as a single class) present at the Special Meeting in person or by proxy.


            THE TRUSTEES UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS VOTE
             FOR THE NOMINEES FOR TRUSTEE NAMED IN THIS PROPOSAL I.

            II. MODIFICATIONS TO FUNDAMENTAL INVESTMENT RESTRICTIONS

         The 1940 Act requires registered investment companies to have "fundamental" investment restrictions governing certain of their investment practices. Investment companies may also voluntarily designate restrictions relating to other investment practices as fundamental. "Fundamental" investment restrictions may be changed only by shareholder vote.


            A. CONCENTRATION OF INVESTMENTS IN A PARTICULAR INDUSTRY

AFFECTED FUNDS:

Real Estate Fund
Short-Duration Investment Fund

         BACKGROUND. The Trustees recommend that the shareholders of Real Estate Fund and Short-Duration Investment Fund approve modifications to the fundamental investment restrictions currently observed by such Funds with respect to concentration of investments in any one industry. The purpose of these proposed changes is to ensure such Funds' compliance with positions taken by the Securities and Exchange Commission ("SEC") as to concentration in a particular industry. These proposed changes are being made at this time because the Funds are otherwise sending proxy materials to their shareholders relating to the election of Trustees, and not because either Fund intends to change its investment approach as a result of modifications to the Fund's fundamental investment restriction. The 1940 Act limits an investment company's ability to concentrate its investments in securities of any particular industry. The staff of the SEC takes the position that a mutual fund "concentrates" its investments in a particular industry if, in general, more than 25% of the fund's assets are invested in the securities of issuers in that industry.

         REAL ESTATE FUND. The current restriction with respect to the Real Estate Fund states that the Fund may not "concentrate more than 25% of the value of its total assets in any one industry, except that ... [it] may invest more than 25% of its assets in real estate-related securities."

         The Trustees propose to revise this restriction to provide that the Real Estate Fund may not "concentrate more than 25% of the value of its total assets in any one industry, except that . . . [it] will invest more than 25% of its assets in real estate-related investments" (emphasis added). This proposed revision clarifies that it is the mandatory policy of the Real Estate Fund to invest more than 25% of its assets in real estate-related investments. THE REVISION OF THIS RESTRICTION WILL NOT RESULT IN A CHANGE IN THE FUND'S INVESTMENT POLICY, as the Fund is required to invest at least 80% of its assets in real estate-related investments as part of its compliance with Rule 35d-1 under the 1940 Act, which requires a fund whose name suggests that it focuses on a particular type of investment to invest at least 80% of its assets in the type of investment suggested by its name.

         SHORT-DURATION INVESTMENT FUND. Currently, the fundamental investment restriction for the Short-Duration Investment Fund states that the Fund may not "concentrate more than 25% of the value of its total assets in any one industry, except that [it] may invest up to 100% of its assets in obligations issued by banks."

         The Trustees propose revising the Short-Duration Investment Fund's current restriction to delete the exception relating to bank obligations and provide that the Fund may not "concentrate more than 25% of the value of its total assets in any one industry." This proposal will bring the Fund's restriction into line with the restrictions of most other GMO Funds. The current restriction for the Short-Duration Investment Fund was adopted when the Fund operated as a money market fund. Because the Short-Duration Investment Fund no longer operates as a money market fund, it is not necessary to retain the freedom of action with respect to investments in bank obligations.

         THE REVISION OF THIS RESTRICTION WILL NOT RESULT IN A CHANGE IN THE FUND'S INVESTMENT POLICY, AS THE FUND ALREADY HAS IN PLACE A NON-FUNDAMENTAL RESTRICTION LIMITING THE FUND'S INVESTMENTS IN OBLIGATIONS ISSUED BY BANKS TO NO MORE THAN 25% OF THE VALUE OF THE FUND'S TOTAL ASSETS.

REQUIRED VOTE. With respect to each of the Funds listed above, pursuant to the 1940 Act, more than 50% of the shares entitled to vote of the affected Fund, present in person or represented by proxy, shall constitute a quorum. Approval of this proposal requires the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the affected Fund, or (2) 67% or more of the shares of the affected fund present at the meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.

                    B. INVESTMENTS IN CERTAIN RELATED ISSUERS

AFFECTED FUNDS:


Alpha Only Fund                               Growth Fund
Core Plus Bond Fund                           Inflation Indexed Bond Fund
Currency Hedged International Bond Fund       International Bond Fund
Currency Hedged International Equity Fund     International Equity Allocation Fund
Domestic Bond Fund                            International Intrinsic Value Fund
Emerging Countries Fund                       International Small Companies Fund
Emerging Country Debt Fund                    Real Estate Fund
Emerging Country Debt Share Fund              Short-Duration Investment Fund
Emerging Markets Fund                         Small Cap Growth Fund
Emerging Markets Quality Fund                 Small Cap Value Fund
Foreign Fund                                  Tobacco-Free Core Fund
Global Balanced Asset Allocation Fund         U.S. Core Fund
Global Bond Fund                              U.S. Sector Fund
Global (U.S.+) Equity Allocation Fund         Value Fund

         BACKGROUND. The Trustees recommend that the shareholders of the affected Funds approve the elimination of a fundamental investment restriction applicable to such Funds with respect to investments in certain related issuers. The restriction provides that the affected Funds may not ". . . invest in securities of any issuer if, to the knowledge of the Trust, officers and Trustees of the Trust and officers and members of the Manager who beneficially own more than 1/2 of 1% of the securities of that issuer together beneficially own more than 5%."

         This restriction was adopted in response to certain states' Blue Sky laws, which have not applied to the Funds since 1996. Consequently, for several years new Funds have not adopted this restriction. As the affected Funds are otherwise sending proxy materials to their shareholders at this time relating to the election of Trustees, it is proposed that the affected Funds eliminate this restriction because it is no longer required by any applicable law, and in order to bring the affected Funds' fundamental investment restrictions in line with those of other Funds. The Manager does not expect that the elimination of this restriction will result in a change in the affected Funds' investment policies.

         All Funds will continue to be subject to provisions of the 1940 Act governing transactions with affiliates. In addition, the Manager maintains a code of ethics to monitor certain transactions involving itself and its employees affecting the Funds.

         REQUIRED VOTE. With respect to each of the Funds listed above, pursuant to the 1940 Act, more than 50% of the shares entitled to vote of the affected Fund, present in person or represented by proxy, shall constitute a quorum. Approval of this proposal requires the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the affected Fund, or (2) 67% or more of the shares of the affected Fund present at the meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.


                          C. INVESTMENTS IN COMMODITIES

AFFECTED FUNDS:

Benchmark-Free Allocation Fund
Global Balanced Asset Allocation Fund
Global (U.S.+) Equity Allocation Fund
International Equity Allocation Fund
U.S. Sector Fund

         BACKGROUND. Section 8 of the 1940 Act requires an investment company to provide a recital of its policy as to the purchase and sale of commodities. The current fundamental investment restriction of each affected Fund states that such affected fund may not "[p]urchase or sell commodities or commodity contracts, except that the Fund[ ] . . . may purchase and sell financial futures contracts and options thereon."

         The Manager has advised the Trustees that it believes that it would be beneficial to have the flexibility to allocate a portion of the affected Funds' assets to one or more funds that invest in certain commodity-related investments, including commodity futures and commodity swaps. These investments may have a low or negative correlation to certain other asset classes held by the affected Funds and therefore offer opportunities for further diversification of the affected Funds' portfolios. Although the Manager does not believe that the existing investment restriction of the affected Funds should prohibit indirect investment in commodity contracts through the underlying funds in which they invest, the Manager determined that it would be appropriate to remove any potential ambiguity in this regard. Accordingly, the Trustees recommend that the shareholders of the affected Funds approve modifications to the fundamental investment restriction quoted above.

         If the proposal is approved, the Manager expects to allocate a portion of the affected Funds' assets to one or more underlying funds that invest in commodity-related investments. To the extent that a Fund invests in such underlying funds, it may be subject to risks in addition to those to which it is currently subject. Exposure to the global commodity markets entails risks, as the value of a Fund's shares will be affected by factors particular to the commodity markets. The value of commodities and commodity-related derivative instruments can be extremely volatile. In addition, the value of a Fund's indirect investments in commodity-related derivative instruments may fluctuate more than the relevant underlying commodity, commodity index, or other commodity-linked variable.

         The proposed fundamental investment restriction for each affected Fund is set forth below:

         "The Fund may not purchase commodities or commodities contracts, except that the Fund may purchase and sell financial futures contracts and options thereon and may invest in other registered open-end investment companies that purchase or sell commodities, commodity contracts or any type of commodity-related derivative instrument (including without limitation all types of commodity-related swaps, futures contracts, forward contracts and options contracts)."

         REQUIRED VOTE. With respect to each of the Funds listed above, pursuant to the 1940 Act, more than 50% of the shares entitled to vote of the affected Fund, present in person or represented by proxy, shall constitute a quorum. Approval of this proposal requires the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the affected Fund, or (2) 67% or more of the shares of the affected Fund present at the meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.


           THE TRUSTEES UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS VOTE
                      FOR PROPOSALS II.A, II.B AND II.C.

            FURTHER INFORMATION ABOUT VOTING AND THE SPECIAL MEETING

         QUORUM AND METHODS OF TABULATION. The shareholders of each Fund vote together as a single class with respect to the election of Trustees (Proposal
I). The shareholders of Funds that are voting on proposals to modify their Funds' fundamental investment restrictions vote separately by Fund (Proposals II.A, II.B and II.C). Pursuant to the Amended and Restated Agreement and Declaration of Trust, 40% of the shares entitled to vote, present in person or represented by proxy, constitutes a quorum for the transaction of business at the Special Meeting. However, approval of Proposals II.A, II.B and II.C with respect to each of the affected Funds will require the presence of more than 50% of those Funds' shares at the Special Meeting in person or by proxy. Votes cast by proxy or in person at the Special Meeting will be counted by persons appointed by the Trust as tellers (the "Tellers") for the Special Meeting.

         The Tellers will count the total number of votes cast "for" approval of the proposals for purposes of determining whether sufficient affirmative votes have been cast. The Tellers will count shares represented by proxies that reflect abstentions and "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) as shares that are present on the matter for purposes of determining the presence of a quorum. With respect to Proposal I, neither abstentions nor broker non-votes have any effect on the outcome of the proposal. With respect to Proposals II.A, II.B and II.C, abstentions and broker non-votes have the effect of negative votes on the proposals.

         VOTING BY FUNDS THAT INVEST IN CERTAIN OTHER FUNDS. Because certain Funds invest in other Funds of the Trust (collectively, the "underlying funds"), the Board of Trustees is entitled to vote shares of the underlying funds held by these Funds (excluding shares of Emerging Country Debt Fund held by Emerging Country Debt Share Fund) at the Special Meeting. With respect to each underlying fund, the Board has determined that it will direct that the shares held by other Funds be voted in the same proportion as the votes cast by all other shareholders of such underlying fund. To the extent that certain Funds are the sole shareholders of an underlying fund, shares of the underlying fund held by such Funds shall be voted at the direction of the Board of Trustees. Shares of Emerging Country Debt Fund held by Emerging Country Debt Share Fund will be voted in the same proportion as the votes cast by all other shareholders of Emerging Country Debt Fund.

         OTHER BUSINESS. The Trustees know of no other business to be brought before the Special Meeting. However, if any other matters properly come before the Special Meeting, it is their intention that proxies which do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named in the enclosed form of proxy.

         SIMULTANEOUS MEETINGS. Because all shareholders will vote together as a single class with respect to the election of Trustees, the meeting of shareholders of your Fund is called to be held at the same time as the meetings of shareholders of all of the other GMO Trust Funds. It is anticipated that all meetings will be held simultaneously. With regard to proposals other than the election of Trustees, if any shareholder at the meeting objects to the holding of a simultaneous meeting and moves for an adjournment of the meeting to a time promptly after the simultaneous meetings, the persons named as proxies will vote in favor of such adjournment with respect to such other proposals.

         REVOCATION OF PROXIES. Proxies may be revoked at any time before they are voted either (i) by a written revocation received by the Clerk of the Trust,
(ii) by properly executing a later-dated proxy, or (iii) by attending the Special Meeting and voting in person.

         DATE FOR RECEIPT OF SHAREHOLDERS' PROPOSALS FOR SUBSEQUENT MEETINGS OF SHAREHOLDERS. The Amended and Restated Agreement and Declaration of Trust does not provide for annual meetings of shareholders, but the Trustees may from time to time schedule special meetings. Shareholder proposals for inclusion in the Trust's proxy statement for any subsequent meeting must be received by the Trust a reasonable period of time prior to any such meeting.

         ADJOURNMENT. In the event that a quorum is not present and/or sufficient votes in favor of any of the proposals set forth in the Notice of Special Meeting are not received by the time scheduled for the Special Meeting, the persons named as proxies may propose one or more adjournments of the Special Meeting for a period or periods to permit further solicitation of proxies with respect to any of such proposals. Any such adjournments will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the Special Meeting to be adjourned, as required by the Amended and Restated Agreement and Declaration of Trust and the Amended and Restated By-Laws. The persons named as proxies will vote in favor of such adjournment those proxies that they are entitled to vote in favor of such proposals. They will vote against any such adjournment those proxies required to be voted against such proposals. The Trust pays the costs of any additional solicitation and of any adjourned session. Any proposals for which sufficient favorable votes have been received by the time of the Special Meeting may be acted upon and considered final regardless of whether the Special Meeting is adjourned to permit additional solicitation with respect to any other proposals.

         FINANCIAL INFORMATION. A copy of the Annual Report for each Fund for the most recent fiscal year, including financial statements, has previously been mailed to shareholders. Upon request, a Fund will furnish, without charge, to any of its shareholders, a copy of the Annual Report of the Fund for its most recent fiscal year, and a copy of its semiannual report for any subsequent semiannual period. Such requests may be directed to GMO Shareholder Services, 40 Rowes Wharf, Boston, Massachusetts 02110, or by calling collect (617) 346-7646.

         ADDITIONAL INFORMATION. The costs of solicitation of proxies will be borne by the Trust. In addition to soliciting proxies by mail, the Trustees of your Fund and employees of the Trust may solicit proxies in person or by telephone.


                                FUND INFORMATION

         INVESTMENT ADVISER AND DISTRIBUTOR. Grantham, Mayo, Van Otterloo & Co. LLC serves as the Trust's investment adviser. Funds Distributor, Inc. ("FDI"), 100 Summer Street, 15th Floor, Boston, Massachusetts 02110, serves as the Trust's distributor on behalf of each of the Funds, except GMO Short-Duration Collateral Fund, GMO Special Purpose Holding Fund, GMO Taiwan Fund, and GMO World Opportunity Overlay Fund, which are not available for public distribution.

         LIMITATION OF TRUSTEE LIABILITY. The Amended and Restated By-laws of the Trust provide that the Trustees shall not be responsible or liable in any event for any neglect or wrongdoing of any officer, agent, employee, Manager, or principal underwriter of the Trust, nor shall any Trustee be responsible for the act or omission of any other Trustee; provided, however, that no Trustee shall be protected against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

         INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. The Trustees have selected PricewaterhouseCoopers LLP, 125 High Street, Boston, Massachusetts 02110, to serve as each Fund's independent registered public accounting firm for the current fiscal year. PricewaterhouseCoopers LLP conducts annual audits of the Trust's financial statements, assists in the preparation of each Fund's federal and state income tax returns, consults with the Trust as to matters of accounting and federal and state income taxation, and provides assistance in connection with the preparation of various Securities and Exchange Commission filings. If requested in writing by any shareholder at least five days prior to the date of the Special Meeting, a representative of PricewaterhouseCoopers LLP will be available to make a statement if desired and to respond to appropriate questions.

         Exhibit D to this proxy sets forth, for each Fund's two most recent fiscal years, the fees billed by PricewaterhouseCoopers LLP for (a) all audit and non-audit services provided directly to the Fund, (b) those non-audit services provided to the Manager or any entity controlling, controlled by, or under common control with the Manager that provides ongoing services to the Fund (each, a "Service Affiliate") that relate directly to the operations and financial reporting of such Fund, and (c) aggregate non-audit fees in each of the last two fiscal years to each Fund and its Service Affiliates.

         PRE-APPROVAL POLICIES OF THE INDEPENDENT TRUSTEES/AUDIT COMMITTEE. The Independent Trustees/Audit Committee has adopted an Audit and Non-Audit Services Pre-Approval Policy (the "Policy"), which sets forth the procedures and the conditions pursuant to which services to be performed by the independent auditor are to be pre-approved. Under the Policy, the Independent Trustees/Audit Committee pre-approves, on an annual basis, the following services: (1) the engagement, scope and terms of the annual audit; (2) certain audit-related services; (3) certain tax services that the Committee believes would not impair, and are consistent with the SEC's rules on, auditor independence; and (4) those permissible non-audit services that the Committee believes are routine and recurring services and that would not impair, and are consistent with the SEC's rules on, auditor independence, subject to certain limitations on the projected fees associated with each service. All other types of services not included on the schedule, or for which the projected fees exceed those provided in the schedule, require the specific pre-approval by the Independent Trustees/Audit Committee or the Chairperson of the Committee (if timing necessitates that pre-approval is required before the Committee's next regularly scheduled meeting) if they are to be provided by the independent auditor.

         The Trust's Independent Trustees/Audit Committee has considered whether the provision of non-audit services by a Fund's independent registered public accounting firm to the Fund's Service Affiliates that were not pre-approved by the Committee (because such services did not relate directly to the operations and financial reporting of the Fund) was compatible with maintaining the independence of the independent registered public accounting firm as the Fund's auditors.

         OTHER INFORMATION. Please refer to attached Exhibits E through I for additional information about the Funds and the Trust, including information about the Trust's Officers, shares outstanding in the classes offered by your Fund, and a list of beneficial owners known by the Trust to own beneficially 5% or more of the outstanding shares of a class of a Fund in the Trust as of January 14, 2005.

         PLEASE EXECUTE AND RETURN THE ENCLOSED PROXY PROMPTLY TO ENSURE THAT A QUORUM IS PRESENT AT THE MEETING. A SELF-ADDRESSED, POSTAGE PREPAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.


February 23, 2005

                       EXHIBIT A -- TRUSTEE COMPENSATION
                       ---------------------------------

         Other than as set forth in the table below, no Trustee or Officer of the Trust received any direct compensation from the Trust or any Fund during the fiscal year ended February 29, 2004.

                                                                 NAME OF PERSON, POSITION
                                                        ------------------------------------------
                                                         DONALD W. GLAZER, ESQ.,     JAY O. LIGHT,
                                                                 TRUSTEE                TRUSTEE
                        COMPENSATION FROM EACH FUND:
                                     Alpha Only Fund            $    279              $    279
                      Benchmark-Free Allocation Fund                 299                   299
                                 Core Plus Bond Fund               1,834                 1,836
             Currency Hedged International Bond Fund                 116                   116
           Currency Hedged International Equity Fund                 335                   335
                                  Domestic Bond Fund                 955                   956
                             Emerging Countries Fund                 951                   952
                          Emerging Country Debt Fund              10,844                 9,550
                    Emerging Country Debt Share Fund                 446                   447
                               Emerging Markets Fund              19,809                19,825
                       Emerging Markets Quality Fund                 700                   701
                                        Foreign Fund              13,974                13,985
                        Foreign Small Companies Fund               4,118                 4,124
               Global Balanced Asset Allocation Fund               1,926                 1,928
                                    Global Bond Fund                 872                   872
                                  Global Growth Fund                 N/A*                  N/A*
               Global (U.S.+) Equity Allocation Fund                 857                   859
                                         Growth Fund               2,158                 2,160
                         Inflation Indexed Bond Fund               1,765                 1,766
                             International Bond Fund                 822                   823
               International Disciplined Equity Fund                 513                   513
                International Equity Allocation Fund                 757                   758
                           International Growth Fund               1,323                 1,324
                  International Intrinsic Value Fund               8,466                 8,472
                  International Small Companies Fund               4,878                 4,882
                                Intrinsic Value Fund                 334                   334
                                    Real Estate Fund                 939                   939
                      Short-Duration Collateral Fund               7,444                 6,336
                      Short-Duration Investment Fund               1,121                 1,125
                               Small Cap Growth Fund                 161                   161
                                Small Cap Value Fund                 977                   978
                        Special Purpose Holding Fund              13,300**              11,850**
                                         Taiwan Fund                 527                   527
             Tax-Managed International Equities Fund                 649                   650
                    Tax-Managed Small Companies Fund                 120                   120
                      Tax-Managed U.S. Equities Fund                 255                   255
                              Tobacco-Free Core Fund               2,973                 2,975
                                      U.S. Core Fund              15,710                15,722
                            U.S. Quality Equity Fund                   0***                  0***
                                    U.S. Sector Fund                 192                   192
                                          Value Fund                 301                   301
                      World Opportunity Overlay Fund                 N/A*                  N/A*
   PENSION OR RETIREMENT BENEFITS ACCRUED AS PART OF
                                      FUND EXPENSES:                 N/A                   N/A
          ESTIMATED ANNUAL BENEFITS UPON RETIREMENT:                 N/A                   N/A
                  TOTAL COMPENSATION FROM THE TRUST:            $124,000              $120,230

------------
* As of February 29, 2004, the Fund had not commenced operations and, therefore, did not pay any compensation to the Trustees as of February 29, 2004. Following commencement of operations, this Fund will pay its pro rata share of the Trustees' total compensation from the Trust based on its pro rata share of the Trust's assets. It is estimated that Global Growth Fund will compensate Mr. Glazer in the amount of $120 and Mr. Light in the amount of $118 for the fiscal year ending February 28, 2005. It is estimated that World Opportunity Overlay Fund will pay compensation in the amount of $687 to both Mr. Glazer and Mr. Light for the fiscal year ending February 28, 2005.

** Reflects amounts paid to the Trustees by the Fund for the twelve-month period ending February 29, 2004. Effective with the period ending February 29, 2004, the Fund changed its fiscal year end from November 30 to February 28/29. The amounts set forth in the table include amounts paid during a portion (from March 1, 2003 through November 30, 2003) of the Fund's previous fiscal year ending November 30, 2003, and amounts paid during the interim (December 1, 2003 through February 29, 2004) fiscal period ending February 29, 2004.

*** Reflects the period from the Fund's commencement of operations on February 6, 2004 through February 29, 2004, during which no compensation was paid to the Trustees. Following commencement of operations, the Fund pays its pro rata share of the Trustees' total compensation from the Trust based on its pro rata share of the Trust's assets. For the fiscal year ending February 28, 2005, it is estimated that the Fund will pay compensation in the amount of $3,195 to Mr. Glazer and compensation in the amount of $3,141 to Mr. Light.

                           EXHIBIT B -- SHARE HOLDINGS
                           ---------------------------

         The table below shows the dollar range of shares of those Funds beneficially owned directly by each nominee for Trustee as of January 14, 2005.

                                               DOLLAR RANGE OF SHARES DIRECTLY OWNED
NAME/ FUNDS OFFERED HEREUNDER                  IN FUNDS OFFERED HEREUNDER
---------------------------------------------- --------------------------------------
      DONALD W. GLAZER
      GMO Alpha Only Fund                      Over $100,000
      GMO Emerging Country Debt Fund           Over $100,000
      GMO Emerging Markets Fund                Over $100,000
      GMO Emerging Markets Quality Fund        Over $100,000
      GMO Foreign Small Companies Fund         Over $100,000
      GMO Inflation Indexed Bond Fund          Over $100,000
      GMO International Small Companies Fund   Over $100,000
      Aggregate Dollar Range of Shares Owned   Over $100,000

      JAY O. LIGHT
      None                                     None

      W. NICHOLAS THORNDIKE
      None                                     None

         The following table sets forth dollar ranges of the nominees' indirect beneficial share ownership in Funds of the Trust, as of January 14, 2005, by virtue of their direct ownership of shares of certain Funds (as disclosed in the immediately preceding table) that invest in other Funds of the Trust and of other private investment companies managed by the Manager that invest in Funds of the Trust.


                                               DOLLAR RANGE OF SHARES INDIRECTLY OWNED
NAME/ FUNDS OFFERED HEREUNDER                  IN FUNDS OFFERED HEREUNDER
---------------------------------------------- ----------------------------------------
      DONALD W. GLAZER
      GMO Emerging Markets Fund                $10,001-$50,000
      GMO International Growth Fund            $50,001-$100,000
      GMO International Intrinsic Value Fund   $50,001-$100,000
      GMO International Small Companies Fund   $10,001-$50,000
      GMO Real Estate Fund                     $1-$10,000
      GMO Short-Duration Collateral Fund       $10,001-$50,000
      GMO Special Purpose Holding Fund         $1-$10,000
      GMO Taiwan Fund                          $1-$10,000
      GMO U.S. Core Fund                       Over $100,000
      GMO U.S. Quality Equity Fund             $50,001-$100,000
      GMO World Opportunity Overlay Fund       $1-$10,000
      Aggregate Dollar Range of Shares Owned   Over $100,000

      JAY O. LIGHT
      None                                     None

      W. NICHOLAS THORNDIKE
      None                                     None

         Except as indicated below, as of January 14, 2005, the current Trustees and Officers of the Trust as a group owned less than 1% of the outstanding shares of each class of each Fund.


                                                                   AGGREGATE %
FUND                                                  CLASS     OWNERSHIP INTEREST
----                                                  -----     ------------------
       Alpha Only Fund ............................   III           2.60%
       International Bond Fund ....................   III           4.92%
       International Small Companies Fund .........   III           1.54%
       Real Estate Fund ...........................   III           1.30%
       Short-Duration Investment Fund .............   III           2.56%

                  EXHIBIT C -- OWNERSHIP IN RELATED COMPANIES
                  -------------------------------------------

         The table below sets forth information about securities owned by the independent nominees for Trustee and their family members, as of December 31, 2004, in entities directly or indirectly controlling, controlled by, or under common control with, the Manager or Funds Distributor, Inc., the Funds' principal underwriter.

                   NAME OF OWNERS
NAME OF            AND RELATIONSHIP                                       TITLE OF              VALUE OF     PERCENT OF
NOMINEE            TO NOMINEE           COMPANY                           CLASS                 SECURITIES   CLASS
--------------------------------------------------------------------------------------------------------------------------
Donald W. Glazer   Self                 GMO Tax-Managed Absolute          Limited               $420,726     4.20%
                                        Return Fund, a private            partnership interest
                                        investment company managed        -- Class C
                                        by the Manager.1
--------------------------------------------------------------------------------------------------------------------------
                                        GMO Multi-Strategy Fund           Limited               $418,351     0.38%
                                        (Onshore), a private              partnership interest
                                        investment company managed        -- Class A
                                        by the Manager.1
--------------------------------------------------------------------------------------------------------------------------
                                        GMO Brazil Sustainable            Limited               $0           1.95%
                                        Forest Fund, LP, a private        partnership interest
                                        investment company managed
                                        by Renewable Resources LLC,
                                        an affiliate of the Manager.2
--------------------------------------------------------------------------------------------------------------------------
                                        GMO Brazil Sustainable            Limited               $0           2.02%
                                        Forest Fund 2, LP, a private      partnership interest
                                        investment company managed
                                        by Renewable Resources LLC,
                                        an affiliate of the Manager.2
--------------------------------------------------------------------------------------------------------------------------

1 The Manager may be deemed to "control" this fund by virtue of its serving as investment manager of the fund.

2 The Manager may be deemed to "control" this fund by virtue of its affiliation with and role as managing member of Renewable Resources LLC.

                     EXHIBIT D -- FEES BILLED BY AUDITORS
                     ------------------------------------

         Exhibit D sets forth, for each Fund's two most recent fiscal years, the fees billed by PricewaterhouseCoopers LLP for (a) all audit and non-audit services provided directly to the Fund and (b) those non-audit services provided to the Manager or any entity controlling, controlled by, or under common control with the Manager that provides ongoing services to the Fund (each, a "Service Affiliate") that related directly to the operations and financial reporting of such Fund. These fees are categorized under the following captions:

         Audit Fees: Fees related to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

         Audit-Related Fees: Fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under "Audit Fees," including accounting consultations for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

         Tax Fees: Fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, and tax distribution and analysis reviews.

         All Other Fees: Fees for products and services provided by the Auditor other than those reported under "Audit Fees," "Audit-Related Fees," and "Tax Fees."

         During the periods indicated in the table below, no services described under "Audit-Related Fees," "Tax Fees" or "All Other Fees" were approved pursuant to the de minimis exception set forth in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X for the Funds or the Funds' Service Affiliates.

         Fees billed in each of the last two fiscal years for services rendered to a Fund by PricewaterhouseCoopers LLP:


                                                                          AUDIT       AUDIT-RELATED        TAX
FUND                                                   PERIOD             FEES             FEES            FEES
--------------------------------------------------------------------------------------------------------------------------
GMO Alpha Only Fund                             February 29, 2004   $  20,799.14           --        $ 10,815.43
                                                --------------------------------------------------------------------------
                                                February 28, 2003   $  19,000.00           --        $ 13,134.59
--------------------------------------------------------------------------------------------------------------------------
GMO Benchmark-Free Allocation Fund              February 29, 2004   $  11,192.88           --        $  5,464.69
                                                --------------------------------------------------------------------------
                                                February 28, 2003            --            --                --
--------------------------------------------------------------------------------------------------------------------------
GMO Core Plus Bond Fund                         February 29, 2004   $  30,697.51           --        $ 18,602.17
                                                --------------------------------------------------------------------------
                                                February 28, 2003   $  27,000.00           --        $ 19,892.66
--------------------------------------------------------------------------------------------------------------------------
GMO Currency Hedged International Bond Fund     February 29, 2004   $  44,124.48           --        $ 17,206.83
                                                --------------------------------------------------------------------------
                                                February 28, 2003   $  37,000.00           --        $ 16,444.83
--------------------------------------------------------------------------------------------------------------------------
GMO Currency Hedged International Equity Fund   February 29, 2004   $  27,319.84           --        $ 18,427.00
                                                --------------------------------------------------------------------------
                                                February 28, 2003   $  24,000.00           --        $ 20,157.59
--------------------------------------------------------------------------------------------------------------------------
GMO Domestic Bond Fund                          February 29, 2004   $  28,639.58           --        $ 10,959.63
                                                --------------------------------------------------------------------------
                                                February 28, 2003   $  25,500.00           --        $  9,045.29
--------------------------------------------------------------------------------------------------------------------------
GMO Emerging Countries Fund                     February 29, 2004   $  42,174.43           --        $ 15,175.21
                                                --------------------------------------------------------------------------
                                                February 28, 2003   $  36,000.00           --        $ 12,366.12
--------------------------------------------------------------------------------------------------------------------------
GMO Emerging Country Debt Fund                  February 29, 2004   $  87,862.04           --        $ 50,415.39
                                                --------------------------------------------------------------------------
                                                February 28, 2003   $  75,000.00           --        $ 21,290.53
--------------------------------------------------------------------------------------------------------------------------

                                                                    AUDIT       AUDIT-RELATED       TAX
FUND                                             PERIOD             FEES           FEES            FEES
--------------------------------------------------------------------------------------------------------------------------
GMO Emerging Country Debt Share Fund        February 29, 2004   $   6,491.95         --         $  5,383.00
                                            ------------------------------------------------------------------------------
                                            February 28, 2003   $   6,000.00         --         $  5,227.82
--------------------------------------------------------------------------------------------------------------------------
GMO Emerging Markets Fund                   February 29, 2004   $  95,374.56         --         $ 55,015.90
                                            ------------------------------------------------------------------------------
                                            February 28, 2003   $  75,000.00         --         $ 50,602.85
--------------------------------------------------------------------------------------------------------------------------
GMO Emerging Markets Quality Fund           February 29, 2004   $  33,254.36         --         $ 13,271.61
                                            ------------------------------------------------------------------------------
                                            February 28, 2003   $  31,000.00         --         $ 12,816.02
--------------------------------------------------------------------------------------------------------------------------
GMO Foreign Fund                            February 29, 2004   $  45,253.71         --         $ 35,280.36
                                            ------------------------------------------------------------------------------
                                            February 28, 2003   $  38,000.00         --         $ 18,996.82
--------------------------------------------------------------------------------------------------------------------------
GMO Foreign Small Companies Fund            February 29, 2004   $  29,430.03         --         $ 19,476.60
                                            ------------------------------------------------------------------------------
                                            February 28, 2003   $  26,000.00         --         $ 19,830.31
--------------------------------------------------------------------------------------------------------------------------
GMO Global Balanced Asset Allocation Fund   February 29, 2004   $  11,846.35         --         $ 13,875.62
                                            ------------------------------------------------------------------------------
                                            February 28, 2003   $  14,000.00         --         $ 43,060.23
--------------------------------------------------------------------------------------------------------------------------
GMO Global Bond Fund                        February 29, 2004   $  29,518.88         --         $ 21,609.38
                                            ------------------------------------------------------------------------------
                                            February 28, 2003   $  27,000.00         --         $ 16,325.61
--------------------------------------------------------------------------------------------------------------------------
GMO Global Growth Fund                      February 29, 2004            --          --                 --
                                            ------------------------------------------------------------------------------
                                            February 28, 2003            --          --                 --
--------------------------------------------------------------------------------------------------------------------------
GMO Global (U.S.+) Equity Allocation Fund   February 29, 2004   $  11,170.47         --         $  7,711.01
                                            ------------------------------------------------------------------------------
                                            February 28, 2003   $  10,500.00         --         $  6,442.65
--------------------------------------------------------------------------------------------------------------------------
GMO Growth Fund                             February 29, 2004   $  31,013.05         --         $ 13,555.15
                                            ------------------------------------------------------------------------------
                                            February 28, 2003   $  28,000.00         --         $  9,040.55
--------------------------------------------------------------------------------------------------------------------------
GMO Inflation Indexed Bond Fund             February 29, 2004   $  20,776.10         --         $ 16,237.94
                                            ------------------------------------------------------------------------------
                                            February 28, 2003   $  19,000.00         --         $ 12,610.75
--------------------------------------------------------------------------------------------------------------------------
GMO International Bond Fund                 February 29, 2004   $  32,754.49         --         $ 17,717.95
                                            ------------------------------------------------------------------------------
                                            February 28, 2003   $  29,000.00         --         $ 16,684.23
--------------------------------------------------------------------------------------------------------------------------
GMO International Disciplined Equity Fund   February 29, 2004   $  30,271.95         --         $ 13,721.79
                                            ------------------------------------------------------------------------------
                                            February 28, 2003   $  27,000.00    $ 125.00        $ 12,816.02
--------------------------------------------------------------------------------------------------------------------------
GMO International Equity Allocation Fund    February 29, 2004   $  11,233.56         --         $  8,031.69
                                            ------------------------------------------------------------------------------
                                            February 28, 2003   $  10,500.00         --         $  6,442.65
--------------------------------------------------------------------------------------------------------------------------
GMO International Growth Fund               February 29, 2004   $  30,434.06         --         $ 15,515.30
                                            ------------------------------------------------------------------------------
                                            February 28, 2003   $  27,000.00    $ 125.00        $ 14,369.28
--------------------------------------------------------------------------------------------------------------------------
GMO International Intrinsic Value Fund      February 29, 2004   $  45,171.52         --         $ 22,142.00
                                            ------------------------------------------------------------------------------
                                            February 28, 2003   $  40,000.00         --         $ 21,372.95
--------------------------------------------------------------------------------------------------------------------------
GMO International Small Companies Fund      February 29, 2004   $  44,019.51         --         $ 17,477.22
                                            ------------------------------------------------------------------------------
                                            February 28, 2003   $  39,000.00         --         $ 15,639.73
--------------------------------------------------------------------------------------------------------------------------
GMO Intrinsic Value Fund                    February 29, 2004   $  31,548.98         --         $  9,072.31
                                            ------------------------------------------------------------------------------
                                            February 28, 2003   $  30,000.00         --         $  8,095.55
--------------------------------------------------------------------------------------------------------------------------

                                                                         AUDIT       AUDIT-RELATED       TAX
FUND                                               PERIOD                FEES           FEES            FEES
--------------------------------------------------------------------------------------------------------------------------
GMO Real Estate Fund                          February 29, 2004   $    31,161.55         --         $  10,709.12
                                              ----------------------------------------------------------------------------
                                              February 28, 2003   $    29,000.00         --         $   9,273.13
--------------------------------------------------------------------------------------------------------------------------
GMO Short-Duration Collateral Fund            February 29, 2004   $    48,445.27         --         $  35,914.24
                                              ----------------------------------------------------------------------------
                                              February 28, 2003   $    47,700.20         --         $  11,958.04
--------------------------------------------------------------------------------------------------------------------------
GMO Short-Duration Investment Fund            February 29, 2004   $    18,217.77         --         $   8,499.27
                                              ----------------------------------------------------------------------------
                                              February 28, 2003   $    17,000.00         --         $  10,393.46
--------------------------------------------------------------------------------------------------------------------------
GMO Small Cap Growth Fund                     February 29, 2004   $    27,327.02         --         $   9,525.19
                                              ----------------------------------------------------------------------------
                                              February 28, 2003   $    25,000.00         --         $   9,145.55
--------------------------------------------------------------------------------------------------------------------------
GMO Small Cap Value Fund                      February 29, 2004   $    32,235.53         --         $  11,044.00
                                              ----------------------------------------------------------------------------
                                              February 28, 2003   $    30,000.00         --         $  10,720.55
--------------------------------------------------------------------------------------------------------------------------
GMO Special Purpose Holding Fund              February 29, 2004   $    95,143.01         --         $  14,093.76
                                              ----------------------------------------------------------------------------
                                              February 28, 2003   $    50,799.80         --         $  15,093.80
--------------------------------------------------------------------------------------------------------------------------
GMO Taiwan Fund                               February 29, 2004   $    29,597.26         --         $  10,442.77
                                              ----------------------------------------------------------------------------
                                              February 28, 2003   $    26,000.00         --         $   5,565.00
--------------------------------------------------------------------------------------------------------------------------
GMO Tax-Managed International Equities Fund   February 29, 2004   $    30,236.70         --         $  13,321.08
                                              ----------------------------------------------------------------------------
                                              February 28, 2003   $    27,000.00         --         $  12,816.02
--------------------------------------------------------------------------------------------------------------------------
GMO Tax-Managed Small Companies Fund          February 29, 2004   $    26,265.60         --         $   9,251.22
                                              ----------------------------------------------------------------------------
                                              February 28, 2003   $    25,000.00         --         $   8,333.63
--------------------------------------------------------------------------------------------------------------------------
GMO Tax-Managed U.S. Equities Fund            February 29, 2004   $    26,813.37         --         $   9,120.40
                                              ----------------------------------------------------------------------------
                                              February 28, 2003   $    25,000.00         --         $  11,331.67
--------------------------------------------------------------------------------------------------------------------------
GMO Tobacco-Free Core Fund                    February 29, 2004   $    27,660.64         --         $  17,329.44
                                              ----------------------------------------------------------------------------
                                              February 28, 2003   $    26,000.00         --         $  15,637.12
--------------------------------------------------------------------------------------------------------------------------
GMO U.S Core Fund                             February 29, 2004   $    44,251.87         --         $  11,136.00
                                              ----------------------------------------------------------------------------
                                              February 28, 2003   $    39,000.00         --         $  10,814.26
--------------------------------------------------------------------------------------------------------------------------
GMO U.S. Quality Equity Fund                  February 29, 2004   $    22,100.60         --                  --
                                              ----------------------------------------------------------------------------
                                              February 28, 2003              --          --                  --
--------------------------------------------------------------------------------------------------------------------------
GMO U.S. Sector Fund                          February 29, 2004   $    11,070.88         --         $   9,359.24
                                              ----------------------------------------------------------------------------
                                              February 28, 2003   $    10,500.00         --         $   8,818.53
--------------------------------------------------------------------------------------------------------------------------
GMO Value Fund                                February 29, 2004   $    31,935.50         --         $   9,936.09
                                              -----------------------------------------------------------------------------
                                              February 28, 2003   $    31,000.00         --         $   9,460.55
--------------------------------------------------------------------------------------------------------------------------
GMO World Opportunity Overlay Fund            February 29, 2004              --          --                  --
                                              ----------------------------------------------------------------------------
                                              February 28, 2003              --          --                  --
--------------------------------------------------------------------------------------------------------------------------
Totals                                        February 29, 2004   $ 1,334,836.00         --         $ 631,843.00
                                              ----------------------------------------------------------------------------
                                              February 28, 2003   $ 1,129,500.00    $ 250.00        $ 552,066.94
--------------------------------------------------------------------------------------------------------------------------

         For each Fund's two most recently completed fiscal years, no fees were billed by PricewaterhouseCoopers LLP to the Funds that would be disclosed under the caption "All Other Fees."

         For the fiscal years ended February 28, 2003 and February 29, 2004, respectively, fees billed by PricewaterhouseCoopers LLP for non-audit services provided to the Funds' Service Affiliates were $86,950.00 and $115,100.00. These fees are categorized as "All Other Fees," and were billed to the Funds' Service Affiliates in connection with engagements that related directly to the operations and financial reporting of all the Funds that are series of GMO Trust, as well as other accounts managed by the Manager. None of these fees were attributable to engagements for services that related directly to a specific Fund.

         For the fiscal years ended February 28, 2003 and February 29, 2004, respectively, aggregate fees billed by PricewaterhouseCoopers LLP for non-audit services rendered to the Funds and for non-audit services rendered to the Funds' Service Affiliates were $639,266.94 and $817,943.00. For the fiscal year ended February 28, 2003, this amount reflects the aggregate of (x) $552,316.94 in tax and audit-related fees billed to the Funds, as shown in the above table, plus
(y) $86,950.00 in fees billed to the Funds' Service Affiliates for engagements that related directly to the operations and financial reporting of the Funds. For the fiscal year ended February 29, 2004, this amount represents the aggregate of (x) $631,843.00 in tax fees billed to the Funds, as shown in the above table, plus (y) $115,100.00 in fees billed to the Funds' Service Affiliates for engagements that related directly to the operations and financial reporting of the Funds, plus (z) $71,000.00 in fees billed to the Funds' Service Affiliates for non-audit services that did not relate directly to the operations and financial reporting of the Funds. No amounts were attributable to engagements for services rendered to a specific Fund, other than those shown in the above table.

                       EXHIBIT E -- OFFICER INFORMATION
                       --------------------------------

         The table below lists certain information concerning the Officers of the Trust. Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office. The address of each Officer is c/o GMO Trust, 40 Rowes Wharf, Boston, Massachusetts 02110.

                                                                                         PRINCIPAL
NAME AND                   POSITION(S) HELD                LENGTH OF                     OCCUPATION(S)
DATE OF BIRTH              WITH THE TRUST                  TIME SERVED                   DURING PAST 5 YEARS
--------------------------------------------------------------------------------------------------------------------------
Scott Eston                President and Chief             President and Chief           Chief Financial Officer, Chief
DOB: 01/20/1956            Executive Officer               Executive Officer since       Operating Officer (2000-present)
                                                           October 2002; Vice            and Member, Grantham, Mayo,
                                                           President from August         Van Otterloo & Co. LLC.
                                                           1998 - October 2002.
--------------------------------------------------------------------------------------------------------------------------
Susan Randall Harbert      Chief Financial Officer and     Chief Financial Officer       Member, Grantham, Mayo, Van
DOB: 04/25/1957            Treasurer                       since February 2000;          Otterloo & Co. LLC.
                                                           Treasurer since
                                                           February 1998.
--------------------------------------------------------------------------------------------------------------------------
Brent C. Arvidson          Assistant Treasurer             Since August 1998.            Senior Fund Administrator,
DOB: 06/26/1969                                                                          Grantham, Mayo, Van Otterloo &
                                                                                         Co. LLC.
--------------------------------------------------------------------------------------------------------------------------
Sheppard N. Burnett        Assistant Treasurer             Since September 2004.         Fund Administration Staff,
DOB: 10/24/1968                                                                          Grantham, Mayo, Van Otterloo &
                                                                                         Co. LLC (June 2004-present);
                                                                                         Vice President, Director of Tax,
                                                                                         Columbia Management Group
                                                                                         (2002-2004) and Senior Tax
                                                                                         Manager (2000-2002) and Tax
                                                                                         Manager (1999-2000),
                                                                                         PricewaterhouseCoopers.
--------------------------------------------------------------------------------------------------------------------------
Scott D. Hogan             Chief Compliance Officer        Since October 2004.           Legal Counsel, Grantham, Mayo,
DOB: 01/06/1970                                                                          Van Otterloo & Co. LLC (2000-
                                                                                         2004) and Senior Legal Product
                                                                                         Specialist, Scudder Kemper
                                                                                         Investments, Inc. (1999-2000).
--------------------------------------------------------------------------------------------------------------------------
William R. Royer, Esq.     Vice President and Clerk        Vice President since          General Counsel, Anti-Money
DOB: 07/20/1965                                            February 1997; Clerk          Laundering Reporting Officer
                                                           since March 2001, May         (July 2002-February 2003) and
                                                           1999-August 1999.             Member, Grantham, Mayo, Van
                                                                                         Otterloo & Co. LLC.
--------------------------------------------------------------------------------------------------------------------------
Elaine M. Hartnett, Esq.   Vice President and              Vice President since          Associate General Counsel,
DOB: 02/18/1945            Secretary                       August 1999; Secretary        Grantham, Mayo, Van Otterloo &
                                                           since March 2001.             Co. LLC (June 1999-present).
--------------------------------------------------------------------------------------------------------------------------
Julie L. Perniola          Vice President                  Vice President, February,     Anti-Money Laundering
DOB: 10/07/1970                                            2003-present; Anti-           Reporting Officer (February
                                                           Money Laundering              2003-December 2004) and Chief
                                                           Compliance Officer,           Compliance Officer (April
                                                           February 2003-December        1995-present), Grantham, Mayo,
                                                           2004.                         Van Otterloo & Co. LLC.
--------------------------------------------------------------------------------------------------------------------------
Cheryl Wakeham             Vice President and Anti-        Since December 2004.          Manager, Client Service
DOB: 10/29/1958            Money Laundering Officer                                      Administration, Grantham, Mayo,
                                                                                         Van Otterloo & Co. LLC
                                                                                         (February 1999-present).
--------------------------------------------------------------------------------------------------------------------------

         Mr. Eston, Ms. Harbert, Mr. Arvidson, Mr. Burnett, Ms. Hartnett, and Ms. Wakeham also serve as directors or officers of one or more subsidiaries or affiliates of Grantham, Mayo, Van Otterloo & Co. LLC and/or one or more unregistered investment companies managed by Grantham, Mayo, Van Otterloo & Co. LLC and its subsidiaries.

                        EXHIBIT F -- SHARES OUTSTANDING
                        -------------------------------

         The table below lists the shares outstanding of your Fund as of February 11, 2005.

                                                     SHARE             SHARES
FUND NAME                                            CLASS          OUTSTANDING
------------------------------------------------------------------------------------
GMO Alpha Only Fund                                Class III        16,661,087.305
------------------------------------------------------------------------------------
GMO Benchmark-Free Allocation Fund                 Class III        40,299,141.240
------------------------------------------------------------------------------------
GMO Core Plus Bond Fund                            Class III       111,695,793.680
                                                  ----------------------------------
                                                   Class M             N/A
------------------------------------------------------------------------------------
GMO Currency Hedged International Bond Fund        Class III       103,997,729.010
                                                  ----------------------------------
                                                   Class M             N/A
------------------------------------------------------------------------------------
GMO Currency Hedged International Equity Fund      Class III        69,355,032.273
                                                  ----------------------------------
                                                   Class M             N/A
------------------------------------------------------------------------------------
GMO Domestic Bond Fund                             Class III        74,611,330.242
                                                  ----------------------------------
                                                   Class M             N/A
------------------------------------------------------------------------------------
GMO Emerging Countries Fund                        Class III        15,439,675.044
                                                  ----------------------------------
                                                   Class M           4,304,455.407
------------------------------------------------------------------------------------
GMO Emerging Country Debt Fund                     Class III        97,204,842.315
                                                  ----------------------------------
                                                   Class IV        139,739,110.760
                                                  ----------------------------------
                                                   Class M             N/A
------------------------------------------------------------------------------------
GMO Emerging Country Debt Share Fund               Class III        12,303,301.382
                                                  ----------------------------------
                                                   Class M             N/A
------------------------------------------------------------------------------------
GMO Emerging Markets Fund                          Class III       232,871,239.270
                                                  ----------------------------------
                                                   Class IV        171,195,821.664
                                                  ----------------------------------
                                                   Class V           2,027,530.987
                                                  ----------------------------------
                                                   Class VI        109,525,887.565
------------------------------------------------------------------------------------
GMO Emerging Markets Quality Fund                  Class III        10,506,129.780
                                                  ----------------------------------
                                                   Class IV         13,363,949.276
------------------------------------------------------------------------------------
GMO Foreign Fund                                   Class II         53,314,150.814
                                                  ----------------------------------
                                                   Class III       241,862,888.926
                                                  ----------------------------------
                                                   Class IV         77,037,318.972
                                                  ----------------------------------
                                                   Class M             219,754.857
------------------------------------------------------------------------------------
GMO Foreign Small Companies Fund                   Class III        25,780,012.704
                                                  ----------------------------------
                                                   Class IV         32,974,426.071
------------------------------------------------------------------------------------
GMO Global Balanced Asset Allocation Fund          Class III        90,845,333.679
------------------------------------------------------------------------------------
GMO Global Bond Fund                               Class III        18,734,809.670
                                                  ----------------------------------
                                                   Class M             N/A
------------------------------------------------------------------------------------

                                                 SHARE            SHARES
FUND NAME                                        CLASS          OUTSTANDING
------------------------------------------------------------------------------
GMO Global Growth Fund                        Class III       2,557,079.041
                                              --------------------------------
                                              Class IV            N/A
------------------------------------------------------------------------------
GMO Global (U.S.+) Equity Allocation Fund     Class III      28,866,939.584
------------------------------------------------------------------------------
GMO Growth Fund                               Class III      19,368,887.668
                                              --------------------------------
                                              Class M        14,807,305.770
------------------------------------------------------------------------------
GMO Inflation Indexed Bond Fund               Class III      61,402,156.756
                                              --------------------------------
                                              Class M             N/A
------------------------------------------------------------------------------
GMO International Bond Fund                   Class III      41,813,196.644
                                              --------------------------------
                                              Class M             N/A
------------------------------------------------------------------------------
GMO International Disciplined Equity Fund     Class III      10,435,566.725
                                              --------------------------------
                                              Class IV        8,297,403.488
                                              --------------------------------
                                              Class M             N/A
------------------------------------------------------------------------------
GMO International Equity Allocation Fund      Class III      32,323,302.124
------------------------------------------------------------------------------
GMO International Growth Fund                 Class III      60,135,174.553
                                              --------------------------------
                                              Class M             N/A
------------------------------------------------------------------------------
GMO International Intrinsic Value Fund        Class II        7,504,155.091
                                              --------------------------------
                                              Class III      61,823,472.219
                                              --------------------------------
                                              Class IV       69,877,374.254
                                              --------------------------------
                                              Class V             N/A
                                              --------------------------------
                                              Class VI            N/A
                                              --------------------------------
                                              Class M           601,354.494
------------------------------------------------------------------------------
GMO International Small Companies Fund        Class III      86,015,337.007
------------------------------------------------------------------------------
GMO Intrinsic Value Fund                      Class III       9,805,337.494
                                              --------------------------------
                                              Class IV            N/A
                                              --------------------------------
                                              Class M             N/A
------------------------------------------------------------------------------
GMO Real Estate Fund                          Class III      16,122,174.449
                                              --------------------------------
                                              Class M             N/A
------------------------------------------------------------------------------
GMO Short-Duration Collateral Fund                          136,800,837.531
------------------------------------------------------------------------------
GMO Short-Duration Investment Fund            Class III       3,271,098.912
                                              --------------------------------
                                              Class M             N/A
------------------------------------------------------------------------------
GMO Small Cap Growth Fund                     Class III       1,790,303.222
------------------------------------------------------------------------------
GMO Small Cap Value Fund                      Class III       6,493,857.405
------------------------------------------------------------------------------
GMO Special Purpose Holding Fund                                554,071.270
------------------------------------------------------------------------------
GMO Taiwan Fund                                               7,846,415.638
------------------------------------------------------------------------------

                                                   SHARE             SHARES
FUND NAME                                          CLASS          OUTSTANDING
---------------------------------------------------------------------------------
GMO Tax-Managed International Equities Fund     Class III         33,617,588.387
---------------------------------------------------------------------------------
GMO Tax-Managed Small Companies Fund            Class III          1,599,020.268
---------------------------------------------------------------------------------
GMO Tax-Managed U.S. Equities Fund              Class III          6,702,626.339
---------------------------------------------------------------------------------
GMO Tobacco-Free Core Fund                      Class III         18,033,011.931
                                                ---------------------------------
                                                Class IV          11,588,087.774
                                                ---------------------------------
                                                Class M              N/A
---------------------------------------------------------------------------------
GMO U.S. Core Fund                              Class II          45,543,284.771
                                                ---------------------------------
                                                Class III        122,841,457.743
                                                ---------------------------------
                                                Class IV          62,454,463.000
                                                ---------------------------------
                                                Class V                    0.000
                                                ---------------------------------
                                                Class VI         120,728,744.021
                                                ---------------------------------
                                                Class M           12,191,887.285
---------------------------------------------------------------------------------
GMO U.S. Quality Equity Fund                    Class III         20,786,241.405
                                                ---------------------------------
                                                Class IV          46,074,830.142
---------------------------------------------------------------------------------
GMO U.S. Sector Fund                            Class III         23,632,253.623
---------------------------------------------------------------------------------
GMO Value Fund                                  Class III          4,175,128.818
                                                ---------------------------------
                                                Class M            1,702,225.126
---------------------------------------------------------------------------------
GMO World Opportunity Overlay Fund                                22,357,898.074
---------------------------------------------------------------------------------

                       EXHIBIT G -- BENEFICIAL OWNERSHIP
                       ---------------------------------

         The table below sets forth the names, addresses and percentage ownership of those shareholders known by the Trust to own beneficially 5% or more of the outstanding shares of a class of a Fund in the Trust as of January 14, 2005.

                                                      NAME & ADDRESS
FUND              CLASS                               (% OWNERSHIP)
-------------------------------------------------------------------------------------------------------
GMO Alpha         Class III   Evergreen Asset Allocation Fund     GMO Global Balanced Asset
Only Fund                     200 Berkeley St                     Allocation Fund
                              21st Floor Fund Administration      Attn. Laura Whitten
                              Boston, MA 02116                    GMO LLC
                              (72.4%)                             40 Rowes Wharf
                                                                  Boston, MA 02110
                                                                  (17.1%)
-------------------------------------------------------------------------------------------------------
GMO               Class III   Screen Actors Guild Producers       The Ministers and Missionaries
Benchmark-Free                Pension Plan                        Benefit Board of
Allocation Fund               Attn. Keith Walker A/R &            American Baptist Churches
                              Finance Manager                     Attn. Steven Chin Manager/
                              3601 West Olive Avenue              Investment Analyst
                              Burbank, CA 91505                   475 Riverside Drive Suite 1700
                              (13.7%)                             New York, NY 10115
                                                                  (8.5%)

                              The Northern Trust Company, as      Bost & Co A/C WBHF7000702
                              Trustee FBO Olin Pension Plans      FBO WB Hilton Crut
                              Master Retirement Trust             Mutual Funds Operations
                              Attn. Special Assets                P.O. Box 3198
                              P.O. Box 92956                      Pittsburgh, PA 15230-3198
                              Chicago, IL 60676                   (5.6%)
                              (8.8%)
-------------------------------------------------------------------------------------------------------
GMO Core Plus     Class III   Evergreen Asset Allocation Fund     Bost & Co. A/C NYXF174740
Bond Fund                     200 Berkeley St                     (Verizon -- Core Plus)
                              21st Floor Fund Administration      Mutual Funds Operations
                              Boston, MA 02116                    P.O. Box 3198
                              (51.3%)                             Pittsburgh, PA 15230-3198
                                                                  (17.0%)

                              GMO Global Balanced Asset           JPMorgan Chase Bank, as Trustee for
                              Allocation Fund                     GMAM Group Pension Trust II
                              Attn. Laura Whitten                 Nicole Stephenson
                              GMO LLC                             JPMorgan Chase
                              40 Rowes Wharf                      3 Chase Metrotech Center, 5th Floor
                              Boston, MA 02110                    Brooklyn, NY 11245
                              (10.4%)                             (5.7%)
-------------------------------------------------------------------------------------------------------

                                                          NAME & ADDRESS
FUND                   CLASS                              (% OWNERSHIP)
---------------------------------------------------------------------------------------------------------------
GMO Currency           Class III   GMO Benchmark-Free                      Evergreen Asset Allocation Fund
Hedged                             Allocation Fund                         200 Berkeley St
International                      Attn. Julie Coady                       21st Floor Fund Administration
Bond Fund                          c/o GMO                                 Boston, MA 02116
                                   40 Rowes Wharf                          (26.6%)
                                   Boston, MA 02110
                                   (27.5%)

                                                                           GMO Global Balanced Asset
                                                                           Allocation Fund
                                   JPMorgan Chase Bank,                    Attn. Laura Whitten
                                   as Trustee for                          GMO LLC
                                   GMAM Group Pension Trust II             40 Rowes Wharf
                                   Nicole Stephenson                       Boston, MA 02110
                                   JPMorgan Chase                          (7.2%)
                                   3 Chase Metrotech Center, 5th Floor
                                   Brooklyn, NY 11245                      State Street Nominees Limited
                                   (10.0%)                                 AC JFBA
                                                                           Attn. Eileen Crow
                                                                           Settlements
                                                                           525 Ferry Road
                                                                           Edinburgh, Scotland, EH5 2A W
                                                                           (5.8%)
---------------------------------------------------------------------------------------------------------------
GMO Currency           Class III   Evergreen Asset Allocation Fund         GMO Benchmark-Free Allocation Fund
Hedged International               200 Berkeley St                         Attn. Julie Coady
Equity Fund                        21st Floor Fund Administration          c/o GMO
                                   Boston, MA 02116                        40 Rowes Wharf
                                   (42.6%)                                 Boston, MA 02110
                                                                           (14.8%)

                                   JPMorgan Chase Bank,                    GMO Global Balanced Asset
                                   as Trustee for                          Allocation Fund
                                   GMAM Group Pension Trust II             Attn. Laura Whitten
                                   Nicole Stephenson                       GMO LLC
                                   JPMorgan Chase                          40 Rowes Wharf
                                   3 Chase Metrotech Center, 5th Floor     Boston, MA 02110
                                   Brooklyn, NY 11245                      (8.1%)
                                   (9.6%)
---------------------------------------------------------------------------------------------------------------
GMO Domestic           Class III   Evergreen Asset Allocation Fund         GMO Global Balanced Asset
Bond Fund                          200 Berkeley St                         Allocation Fund
                                   21st Floor Fund Administration          Attn. Laura Whitten
                                   Boston, MA 02116                        GMO LLC
                                   (71.0%)                                 40 Rowes Wharf
                                                                           Boston, MA 02110
                                                                           (14.0%)
---------------------------------------------------------------------------------------------------------------
GMO Emerging           Class III   National Bank of Canada                 Trust Company of Illinois
Countries Fund                     Attn. Louis Vachon                      Attn. Trust Operations
                                   Senior Vice President                   45 S. Park Blvd
                                   1155 Metcalfe, First Floor              Suite 300
                                   Montreal Quebec H3B 5G2                 Glen Ellyn, IL 60137
                                   (18.7%)                                 (10.8%)

                                   Charles Schwab & Co Inc
                                   FBO 96472125
                                   San Francisco, CA 94104-4122
                                   Attn. Mutual Funds Operations 333/4
                                   101 Montgomery Street
                                   San Francisco, CA 94104
                                   (7.8%)
---------------------------------------------------------------------------------------------------------------

                                                             NAME & ADDRESS
FUND                CLASS                                    (% OWNERSHIP)
------------------------------------------------------------------------------------------------------------------
                    Class M     National Financial Services LLC         American Express Trust Co.
                                For the Exclusive Benefits of Our       FBO American Express Trust
                                Customers -- NT                         Retirement Services Plans
                                200 Liberty Street                      American Express Trust Company
                                One World Financial                     50534 AXP Financial Center
                                New York, NY 10281                      Minneapolis, MN 55474
                                (71.9%)                                 (24.8%)
------------------------------------------------------------------------------------------------------------------
GMO Emerging        Class III   GMO Emerging Country                    Boston Safe Deposit & Trust Co
Country Debt Fund               Debt Share Fund                         FBO The Phillips Electronics North
                                Attn. Rick Okerman                      America Corp Master Retirement Trust
                                40 Rowes Wharf                          Attn. Eric Sassone, Trust Officer
                                Boston, MA 02110                        125 Santilli Highway AIM 026 0036
                                (11.8%)                                 Everett, MA 02149-1950
                                                                        (7.4%)

                                Jayvee & Co                             Private Syndicate Pty Ltd,
                                For CIBC Mellon Trust Co Trustee        as Trustee of the
                                of the CN Pension Trust Funds           Alternative Investment Private Syndicate
                                Attn. LP Constantin                     Attn. Mr. Peter A. Norman
                                320 Bay Street 6th Floor                Level 18 321 Exhibition St
                                Toronto Ontario Canada M5H 4A6          Melbourne, Victoria 3000, Australia
                                Attention Pooled Funds                  (6.2%)
                                (7.1%)

                                University of Southern California
                                Attn. Jeffrey Fischer
                                840 Childs Way BKS 402
                                Los Angeles, CA 90089-2541
                                (5.3%)
                    ----------------------------------------------------------------------------------------------
                    Class IV    State of Wisconsin Investment Board     San Francisco City &
                                (SWIB) Fixed Trust Fund                 County Retirement System
                                Attn. Janice Anderson                   Attn. Ted Wong, Head Accountant
                                P.O. Box 7842                           30 Van Ness Avenue Suite 3000
                                Madison, WI 53707                       San Francisco, CA 94102
                                (22.3%)                                 (17.3%)

                                GMAM Group Pension Trust II             Pension Reserves Investment Trust
                                JPMorgan Chase Bank                     Attn. Stan Mavromates
                                Donald E. Johnson                       84 State Street Suite 250
                                3 Chase Metrotech Center                Boston, MA 02144
                                5th Floor                               (15.7%)
                                Brooklyn, NY 11245
                                (22.2%)                                 GMO Benchmark-Free Allocation Fund
                                                                        Attn. Julie Coady
                                                                        c/o GMO
                                                                        40 Rowes Wharf
                                                                        Boston, MA 02110
                                                                        (6.0%)
------------------------------------------------------------------------------------------------------------------
GMO Emerging        Class III   Sprint Corporate Master Trust           Fidelity Investments Institutional
Country                         6220 Sprint Parkway                     Operations Company (FIIOC)
Debt Share Fund                 Overland Park, KS 66251                 As Agent for Certain Employee
                                (63.4%)                                 Benefit Plans
                                                                        100 Magellan Way (KW1C)
                                                                        Covington, KY 41015
                                                                        (36.6%)

------------------------------------------------------------------------------------------------------------------

                                                 NAME & ADDRESS
FUND       CLASS                                (% OWNERSHIP)
----------------------------------------------------------------------------------------------
GMO        Class III   Charles Schwab & Co. Inc.         Charles Schwab & Co. Inc.
Emerging               FBO 51055025                      FBO 57615172
Markets                Amherst, MA 01002-9506            Indian Wells
Fund                   Attn. Mutual Funds Operations     Attn. Mutual Funds Operations 333/4
                       333/4                             101 Montgomery Street
                       101 Montgomery Street             San Francisco, CA 94104
                       San Francisco, CA 94104           (11.2%)
                       (21.0%)
                                                         Charles Schwab & Co. Inc.
                       Charles Schwab & Co. Inc.         FBO 30881383
                       FBO 86957261                      Waltham, MA 02453-1480
                       Cayucos, CA 93430-1620            Attn. Mutual Funds Operations 333/4
                       Attn. Mutual Funds Operations     101 Montgomery Street
                       333/4                             San Francisco, CA 94104
                       101 Montgomery Street             (6.7%)
                       San Francisco, CA 94104
                       (7.7%)                            Charles Schwab & Co. Inc.
                                                         FBO 54301935
                       Charles Schwab & Co. Inc.         Shelburne, VT 05482-6304
                       FBO 91216370                      Attn. Mutual Funds Operations 333/4
                       Waltham, MA 02453-1480            101 Montgomery Street
                       Attn. Mutual Funds Operations     San Francisco, CA 94104
                       333/4                             (7.0%)
                       101 Montgomery Street
                       San Francisco, CA 94104
                       (6.6%)

                       Charles Schwab & Co. Inc.
                       FBO 87135695
                       Sudbury, MA 01776-1938
                       Attn. Mutual Funds Operations
                       333/4
                       101 Montgomery Street
                       San Francisco, CA 94104
                       (5.8%)
           -----------------------------------------------------------------------------------

                                                    NAME & ADDRESS
FUND   CLASS                                        (% OWNERSHIP)
--------------------------------------------------------------------------------------------------
       Class IV   Mr. Peter Manley                        Exxon Mobil Master Pension Trust
                  GMO Emerging Markets Trust              Attn. Colin J. Kerwin
                  Suite 1, Upper Deck, Jones Bay          5959 Las Colinas Boulevard
                  Wharf                                   Irving, TX 75039
                  26-32 Pirrama Road                      (7.7%)
                  Pyrmont, NSW 2009, Australia
                  (15.9%)                                 Harris Trust and Savings Bank, as
                                                          Agent for Various Trust and
                  Washington State Investment Board       Custody Accounts
                  Attn. Ms. Nancy Calkins                 Attn. Mutual Funds Unit -- LLE
                  PO Box 40916                            111 West Monroe Street
                  2424 Heritage Court SW                  Chicago, IL 60603
                  Olympia, WA 98504-0916                  (6.5%)
                  (7.7%)
                                                          State Street Bank and Trust
                  Duke University Long-Term               Company, As Trustee of the EDS
                  (Endowment) Pool -- Emerging            Retirement Plan IFC Investable Mandate
                  c/o Duke Management Company             PO Box 1992
                  2200 W. Main St., Suite 1000            Boston, MA 02105-1992
                  Durham, NC 27705                        (5.8%)
                  (6.3%)
                                                          International Paper Retirement Plans
                  The William and Flora Hewlett           Master Trust
                  Foundation                              Attn. Carol Tusch
                  Attn. Ana Wiechers Marshall             400 Atlantic Street
                  Director Investment Research &          Stamford, CT 06921
                  Public Investments                      (5.3%)
                  2121 Sand Hill Road
                  Menlo Park, CA 94025                    Central States Southeast & Southwest
                  (5.5%)                                  Areas Pension Fund
                                                          Attn. Nancy J. Norton
                                                          c/o JP Morgan Investment Mgmt Inc.
                                                          522 Fifth Avenue
                                                          New York, NY 10036
                                                          (5.1%)

       -------------------------------------------------------------------------------------------
       Class VI   Princeton University Trust              Leland Stanford Junior
                  Attn. John D. Sweeney                   University II-AA
                  PO Box 35                               Stanford Management Company
                  Princeton, NJ 08544                     Eleanor HSU
                  (22.9%)                                 2770 Sand Hill Road
                                                          Menlo Park, CA 94025
                  Evergreen Asset Allocation Fund         (17.5%)
                  200 Berkeley St
                  21st Floor Fund Administration          GMO Benchmark-Free Allocation
                  Boston, MA 02116                        Fund
                  (14.0%)                                 Attn. Julie Coady
                                                          c/o GMO
                  State of Wisconsin Investment Board     40 Rowes Wharf
                  (SWIB) Fixed Trust Fund                 Boston, MA 02110
                  Attn. Janice Anderson                   (12.5%)
                  PO Box 7842
                  Madison, WI 53707
                  (6.6%)
--------------------------------------------------------------------------------------------------

                                                             NAME & ADDRESS
FUND               CLASS                                     (% OWNERSHIP)
-------------------------------------------------------------------------------------------------------
GMO Emerging       Class III   The Northern Trust Company,             The Northern Trust Company,
Markets                        as Trustee FBO Mayo Foundation          as Trustee FBO Mayo Foundation
Quality Fund                   A/C 26-07634                            A/C 26-05192
                               PO Box 92956                            PO Box 92956
                               Chicago, IL 60675                       Chicago, IL 60675
                               (30.4%)                                 (22.4%)

                               GMO On Behalf of the                    Sidney E. Frank 2004 Charitable
                               Rolls Royce Pension Plan                Remainder Annuity Trust
                               Attn. Jamie McKenna & Laura Whitten     222 Richmond Street
                               c/o GMO                                 Suite 201
                               40 Rowes Wharf                          Providence, RI 02903
                               Boston, MA 02110                        (8.6%)
                               (17.1%)

                               Maine State Retirement System
                               46 State House Station
                               Augusta, ME 04333
                               (6.0%)
                   ------------------------------------------------------------------------------------
                   Class IV    Evergreen Asset Allocation Fund
                               200 Berkeley St
                               21st Floor Fund Administration
                               Boston, MA 02116
                               (100.0%)
-------------------------------------------------------------------------------------------------------
GMO Foreign Fund   Class III   Citibank NA, as Trustee of the          The J. Paul Getty Trust
                               Citigroup Pension Plan                  Attn. James M. Williams
                               Attn. Ellen L. Veigl                    Vice President and
                               850 Third Ave.                          Chief Investment Officer
                               12th Floor                              1200 Getty Center Drive
                               New York, NY 10022                      Suite 400
                               (7.0%)                                  Los Angeles, CA 90049
                                                                       (7.0%)
                               Hershey Trust Company
                               Trustee for Milton Hershey School
                               P.O. Box 445
                               100 Mansion Road East
                               Hershey, PA 17033
                               (5.9%)
                   ------------------------------------------------------------------------------------
                   Class IV    Nebraska Investment Council             Gordon E. and Betty I. Moore
                               Attn. Joseph P. Jurich                  Foundation Foreign Fund
                               941 "0" Street                          Attn. Lynda Sullivan
                               Suite 500                               The Presidio of San Francisco
                               Lincoln, NE 68508                       PO Box 29910
                               (31.6%)                                 San Francisco, CA 94129-0910
                                                                       (26.3%)
                               Princeton University Trust
                               Attn. John D. Sweeney                   President and Fellows of
                               P.O. Box 35                             Harvard College
                               Princeton, NJ 08544                     c/o Harvard Management Company
                               (14.8%)                                 600 Atlantic Avenue
                                                                       Boston, MA 02210
                               Rob D. Nagel                            (10.7%)
                               Director of Investments
                               The Wallace Foundation
                               Two Park Avenue, 23rd Floor
                               New York, NY 10016
                               (10.1%)
-------------------------------------------------------------------------------------------------------

                                                             NAME & ADDRESS
FUND              CLASS                                      (% OWNERSHIP)
-------------------------------------------------------------------------------------------------------
                  Class M     Fidelity Investments Institutional     National Financial Services LLC
                              Operations Company (FIIOC)             For the Exclusive Benefits of Our
                              As Agent for Certain Employee          Customers -- NT
                              Benefit Plans                          200 Liberty Street
                              100 Magellan Way (KW1C)                One World Financial
                              Covington, KY 41015                    New York, NY 10281
                              (92.3%)                                (7.7%)
-------------------------------------------------------------------------------------------------------
GMO Foreign       Class III   The University of Chicago              San Diego City Employees
Small Companies               Attn. Regina Manikowski                Retirement System (SDCERS)
Fund                          450 N Cityfront Plaza Drive            Attn. Ms. Robin Oleksow
                              Suite 440                              401 B Street, Suite 400
                              Chicago, IL 60611                      San Diego, CA 92101-4298
                              (23.8%)                                (11.2%)

                              Partners Healthcare System Inc.        Northern Trust Co., as Trustee
                              Pooled Investment Accounts --          FBO FMC Technologies Inc. Master
                              Long Term Pool                         Retirement Trust A/C 22-07411
                              Attn. William N. Donovan               (FDRS)
                              101 Merrimac Street                    Attn. Mutual Funds Ops
                              Treasury -- 4th Floor                  P.O. Box 92956
                              Boston, MA 02114                       Chicago, IL 60675-2956
                              (12.7%)                                (9.4%)

                              The Glenmede Trust Company, as         Baylor University
                              Trustee of the Pew Memorial Trust      Attn. Jonathan Hook
                              Attn. Ruthanne Carpi Trust Ops Dept    1311 S 5th Street
                              1650 Market Street                     P.O. Box 97030
                              Suite 1200                             Waco, TX 76798
                              Philadelphia, PA 19103                 (8.4%)
                              (8.4%)
                                                                     Partners Healthcare System Inc,
                              Citibank NA For the Benefit of the     Master Trust for ERISA Assets
                              FMC Corp Defined Benefit               Attn. William N. Donovan
                              Retirement Trust                       101 Merrimac Street
                              Attn. David Humza                      Treasury -- 7th Floor
                              111 Wall Street 14th Floor Zone 14     Boston, MA 02114
                              New York, NY 10043                     (8.3%)
                              (7.2%)
                  -------------------------------------------------------------------------------------
                  Class IV    Virginia Retirement System             Princeton University Trust
                              Attn. Peggy Davis                      Attn. John D. Sweeney
                              P.O. Box 2500                          P.O. Box 35
                              Richmond, VA 23218-2500                Princeton, NJ 08544
                              (77.5%)                                (21.0%)
-------------------------------------------------------------------------------------------------------

                                                                  NAME & ADDRESS
FUND                 CLASS                                        (% OWNERSHIP)
----------------------------------------------------------------------------------------------------------------
GMO Global           Class III   State Street Bank & Trust Company,     The Ministers and Missionaries
Balanced Asset                   as Trustee for the Northrop            Benefit Board of American
Allocation Fund                  Grumman Defin Contribution Plans       Baptist Churches
                                 Master Trust                           Attn. Steven Chin
                                 Attn. Mark Hanna                       Manger Investment Analysis
                                 105 Rosemont Road                      475 Riverside Drive Suite 1700
                                 Westwood, MA 02090                     New York, NY 10115-0049
                                 (13.0%)                                (10.4%)

                                 Ohio Tuition Trust Authority OTTA      Metropolitan Opera Association Inc.
                                 Attn. Investment Officer               Attn. Marvin Suchoff
                                 580 S High Street                      Lincoln Center
                                 Suite 208                              New York, NY 10023
                                 Columbus, OH 43215-5644                (6.0%)
                                 (9.0%)

                                 MAC & Co A/C HMWF1856952
                                 Highmark
                                 Attn. Mutual Funds Operations
                                 P.O. Box 3198
                                 525 William Penn Place
                                 Pittsburgh, PA 15230-3198
                                 (6.3%)
----------------------------------------------------------------------------------------------------------------
GMO Global           Class III   Fresno County Employees'               General Retirement System of the
Bond Fund                        Retirement Association                 City Detroit
                                 P.O. Box 911                           Attn. Joseph Glanton
                                 Fresno, CA 93714-0911                  908 Coleman A. Young Municipal Center
                                 (40.2%)                                Detroit, MI 48226
                                                                        (35.6%)

                                 The University of North Carolina at    Wendel & Co A/C 415307
                                 Chapel Hill Foundation Investment      FBO Energen Corp
                                 Fund Inc.                              c/o The Bank of New York
                                 Global Fixed Income Account            Mutual Fund Reorg Dept
                                 Investment Office                      PO Box 1066
                                 308 West Rosemary St. Suite 203        Wall Street Station
                                 Chapel Hill, NC 27516                  New York, NY 10268
                                 (5.8%)                                 (5.9%)
----------------------------------------------------------------------------------------------------------------
GMO Global           Class III   GMO Global Growth
Growth Fund                      Attn: Peter Manley
                                 Suite 1, Upper Deck,
                                 Jones Bay Wharf
                                 26-32 Pirrama Road
                                 Pyrmont, NSW 2009, Australia
                                 (100.0%)
----------------------------------------------------------------------------------------------------------------
GMO Global (U.S.+)   Class III   SEI Private Trust Company              Winchester Medical Center
Equity Allocation                c/o Mellon Bank FBO 10114349100        Attn. Craig Lewis
Fund                             Attn. Mutual Funds Administrator       Sr. Vice President
                                 One Freedom Valley Drive               1840 Amherst Street
                                 Oaks, PA 19456                         Winchester, VA 22601
                                 (15.8%)                                (12.7%)

                                 A Rising Tide The Greater              The Christy-Houston Foundation Inc.
                                 Kansas City Health Care Foundation     Attn. Robert B. Mifflin
                                 DBA Health Care Foundation of          1296 Dow Street
                                 Greater Kansas City                    Murfreesboro, TN 37130
                                 Chief Executive Officer                (6.9%)
                                 2700 East 18th Street Suite 220
                                 Kansas City, MO 64127                  Hollins University Corporation
                                 (11.2%)                                Attn. Patricia W. Hunt
                                                                        P.O. Box 9658
                                                                        8036 Quadrangle Lane
                                                                        Roanoke, VA 24020-1658
                                                                        (5.6%)
----------------------------------------------------------------------------------------------------------------

                                                          NAME & ADDRESS
FUND            CLASS                                      (% OWNERSHIP)
----------------------------------------------------------------------------------------------------------------
GMO             Class III   The Northern Trust Company,              Moses H Cone Memorial Hospital
Growth Fund                 Trustee of the Aerospace Corporation     Attn. Elizabeth S Ward
                            Employees Retirement Plan Trust          1200 North Elm St.
                            Attn. Mutual Funds                       Greensboro, NC 27401
                            PO Box 92956                             (11.3%)
                            Chicago, IL 60675
                            (13.6%)                                  Andersen 401K Plan
                                                                     100 Fourth Avenue North
                            Surdona Foundation Inc.                  Bayport, MN 55003
                            Attn. Mark De Vendge                     (8.8%)
                            330 Madison Avenue 30th Fl
                            New York, NY 10017-5001                  Lasalle Bank NA Cust.
                            (9.4%)                                   Provena Health Employee Pension
                                                                     Plan
                            Corning Retirement Master Trust          A/C 362007551/405784109
                            Attn. Mr. Robert J. Grassi               PO Box 1443
                            Director Investment Services             Chicago, IL 60690-1443
                            Corning Inc.                             (7.5%)
                            One Riverfront Plaza HQ-E2
                            Corning, NY 14831-0001                   Provena Health Operating
                            (8.7%)                                   Investment Funds
                                                                     Attn. Patrick Quinn
                            BNY Western Trust Company, as            9223 West St Francis Road
                            Custodian for Providence Services        Frankfort, IL 60423
                            Board Designate Funds                    (5.1%)
                            Attn. Deborah Saner
                            Two Union Square Suite 520
                            Seattle, WA 98101-2321
                            (7.4%)
                ------------------------------------------------------------------------------------------------
                Class M     National Financial Services LLC          Northern Trust Co.
                            For the Exclusive Benefits of Our        As Custodian
                            Customers -- NT                          FBO Colorado PERA 401K Trust
                            200 Liberty Street                       Attn. DV Control
                            One World Financial                      P.O. Box 92994
                            New York, NY 10281                       Chicago, IL 60675-2994
                            (62.3%)                                  (25.5%)

                            GE Financial Trust Company
                            FBO GE Private Asset
                            Management Client
                            3200 N Central Avenue, 6th Floor
                            Phoenix, AZ 85012
                            (12.2%)
----------------------------------------------------------------------------------------------------------------
GMO Inflation   Class III   GMO Benchmark-Free Allocation            Evergreen Asset Allocation Fund
Indexed                     Fund                                     200 Berkeley St
Bond Fund                   Attn. Julie Coady                        21st Floor Fund Administration
                            c/o GMO                                  Boston, MA 02116
                            40 Rowes Wharf                           (15.6%)
                            Boston, MA 02110
                            (31.6%)                                  Northern Trust, as Trustee
                                                                     FBO Lockheed Martin Corp Master
                            The Northern Trust Company,              Retirement Trust
                            Trustee of the Aerospace Corporation     AC 22-10561
                            Employees Retirement Plan Trust          PO Box 92956
                            Attn. Mutual Funds                       Chicago, IL 60675
                            P.O. Box 92956                           (6.5%)
                            Chicago, IL 60675
                            (8.8%)                                   Bost & Co. A/C NYXF1776462
                                                                     (Verizon -- IIX)
                                                                     Mutual Funds Operations
                                                                     P.O. Box 3198
                                                                     Pittsburgh, PA 15230-3198
                                                                     (5.4%)
----------------------------------------------------------------------------------------------------------------

                                                                NAME & ADDRESS
FUND                 CLASS                                      (% OWNERSHIP)
----------------------------------------------------------------------------------------------------------------
GMO International    Class III   Bost & Co. A/C NYXF1049812         Evergreen Asset Allocation Fund
Bond Fund                        (Verizon -- IBF)                   200 Berkeley St
                                 Mutual Funds Operations            21st Floor Fund Administration
                                 P.O. Box 3198                      Boston, MA 02116
                                 Pittsburgh, PA 15230-3198          (19.2%)
                                 (16.5%)
                                                                    The University of Chicago
                                                                    Attn. Regina Manikowski
                                                                    450 N Cityfront Plaza Drive
                                 Saturn & Co A/C 4600712            Suite 440
                                 c/o IB&T Co                        Chicago, IL 60611
                                 FBO The John Hancock Financial     (7.7%)
                                 Services Inc Pension Plan
                                 c/o Investors Bank and Trust
                                 P.O. Box 9130 FPG90
                                 Boston, MA 02117-9130
                                 (13.4%)
----------------------------------------------------------------------------------------------------------------
GMO International    Class III   MAC & Co. A/C KREF0756022          State Street Bank & Trust Co.
Disciplined Equity               Kresge Foundation                  As Trustee of Invensys Master
Fund                             Attn. Mutual Funds Ops             Retirement Trust
                                 P.O. Box 3198                      Attn. Ms. Janet Cottone
                                 Pittsburgh, PA 15230-3198          100 Plaza One
                                 (26.7%)                            Jersey City, NJ 07311
                                                                    (23.8%)
                                 Northern Trust Company, as
                                 Custodian FBO Nathan Cummings      The George Washington University
                                 Foundation GMO Intl                Attn. Donald W. Lindsey
                                 A/C 26-14879                       825 21st Street NW
                                 P.O. Box 92956                     Washington, DC 20052
                                 Chicago, IL 60675-2956             (8.5%)
                                 (11.6%)
                                                                    Northern Trust Co., Custodian
                                 MAC & Co. A/C CTBF8669522          FBO The University of New Mexico
                                 Canterbury Trust                   Endowment Fund 26-27716
                                 Mutual Funds Operations            801 S Canal
                                 P.O. Box 3198                      P.O. Box 92956
                                 Pittsburgh, PA 15230-3198          Chicago, IL 60675
                                 (6.5%)                             (6.4%)
                     -------------------------------------------------------------------------------------------
                     Class IV    The Paul Hamlyn Foundation         Mellon Bank in Trust for Mercer
                                 Attn. JR Sheldon                   Pension US Core Equity Fund
                                 18 Queen Annes Gate                c/o Mercer Investment Consulting Inc.
                                 London SWIH 9AA                    Attn. Scarlett Ungurean CFA
                                 (57.8%)                            200 Clarendon St. 3700
                                                                    Boston, MA 02116
                                 Maine State Retirement System      (5.4%)
                                 46 State House Station
                                 Augusta, ME 04333
                                 (30.4%)
----------------------------------------------------------------------------------------------------------------

                                                                 NAME & ADDRESS
FUND                CLASS                                        (% OWNERSHIP)
----------------------------------------------------------------------------------------------------------------
GMO International   Class III   Saskatchewan Telecommunications         Hartford Hospital
Equity Allocation               Pension Plan                            Attn. John M. Biancamano
Fund                            Attn. Neil Banick                       Vice President Finance
                                6th Floor                               80 Seymour St
                                2121 Saskatchewan Drive                 P.O. Box 5037
                                Regina, Saskatchewan S4P 3Y 2           Hartford, CT 06102-5037
                                (12.4%)                                 (10.8%)

                                The Hershey Foods Corporation           Fleet National Bank
                                Master Retirement Trust                 FBO Hartford Hospital
                                Attn. James G. Nolan                    Attn. Funds Processing
                                Assistant Treasurer                     NYUT37404A
                                Benefit Plan Asset Management Dept.     604414900
                                100 Crystal A Drive                     P.O. Box 92750
                                Hershey, PA 17033                       Rochester, NY 14692-8850
                                (7.0%)                                  (6.7%)

                                Wenner-Gren Foundation                  Regenstrief Foundation, Inc.
                                Attn. Maugha Kenny                      Global Equity Fund
                                470 Park Avenue South                   9292 North Meridian Street Suite 202
                                8th Floor                               Indianapolis, IN 46260
                                New York, NY 10016                      (5.3%)
                                (5.5%)

                                                                        The Eli and Edythe L Broad Foundation
                                                                        Attn. Peter Adamson
                                                                        10900 Wilshire Blvd
                                                                        12th Floor
                                                                        Los Angeles, CA 90024
                                                                        (5.0%)
----------------------------------------------------------------------------------------------------------------
GMO International   Class III   Evergreen Asset Allocation Fund         GMO International Equity Allocation
Growth Fund                     200 Berkeley Street                     Fund
                                21st Floor Administration               Attn. Laura Whitten
                                Boston, MA 02116                        GMO LLC
                                (25.8%)                                 40 Rowes Wharf
                                                                        Boston, MA 02110
                                GMO Currency Hedged                     (12.3%)
                                International Equity Fund
                                40 Rowes Wharf                          GMO Global Balanced Asset
                                Boston, MA 02110                        Allocation Fund
                                (17.8%)                                 Attn. Laura Whitten
                                                                        GMO LLC
                                                                        40 Rowes Wharf
                                                                        Boston, MA 02210
                                                                        (5.9%)
----------------------------------------------------------------------------------------------------------------

                                                           NAME & ADDRESS
FUND            CLASS                                       (% OWNERSHIP)
----------------------------------------------------------------------------------------------------------------
GMO             Class II    Marshall & Ilsey Trust Co. NA TTEE     TEMBEC Inc.
International               FBO MCW GMO International              Edifice White Oaks
Intrinsic                   Intrinsic Value Fund Custody           Attn. Richard Tremblay
Value Fund                  Attn. Mutual Fund Operations           10 Chemin Gatineau
                            1000 N Water Street, 14th Floor        CP 5000
                            Milwaukee, WI 53202                    Temiscaming, Quebec, JOZ 3R 0
                            (14.6%)                                (12.6%)

                            Sisters of Mercy of North Carolina     Wendel & Co. #199509
                            Foundation Inc.                        FBO Jewish Comm FDN San Diego
                            Attn. Edward J. Schlicksup JR          Attn. Linda Russo
                            2115 Rexford Road Suite 401            Mutual Fund/Reporting Dept.
                            Charlotte, NC 28211                    P.O. Box 1066, Wall Street Station
                            (8.6%)                                 New York, NY 10268
                                                                   (6.4%)
                            Calhoun & Co
                            c/o Comerica Bank
                            P.O. Box 75000
                            M/C 3446
                            Detroit, MI 48275-3446
                            (6.3%)
                ------------------------------------------------------------------------------------------------
                Class III   State Street Bank & Trust Cust         Milwaukee County Employees
                            Goldman Sachs & Co                     Retirement System
                            Profit Sharing Trust                   Attn. Mr. Steven Vo
                            State Street Bank & Trust              Mellon Trust
                            One Enterprise Drive                   135 Santilli Highway
                            N. Quincy, MA 02171                    Mail Zone 026003
                            (7.0%)                                 Everett, MA 02149-1906
                                                                   (6.1%)
                            Charles Schwab & Co Inc.
                            Special Custody Account for            Park Indemnity Limited
                            Exclusive Benefit of Customers         Craig Appin House
                            101 Montgomery St                      Attn. Bill Pare
                            Attn. Mutual Funds                     3rd Floor
                            San Francisco, CA 94104                8 Wesley Street
                            (5.8%)                                 Hamilton, HMJX, Bermuda
                                                                   (5.2%)
----------------------------------------------------------------------------------------------------------------

                                                                 NAME & ADDRESS
FUND                CLASS                                        (% OWNERSHIP)
----------------------------------------------------------------------------------------------------------------
                    Class IV    Evergreen Asset Allocation Fund          GMO Currency Hedged International
                                200 Berkeley St                          Equity Fund
                                21st Floor Fund Administration           40 Rowes Wharf
                                Boston, MA 02116                         Boston, MA 02110
                                (21.2%)                                  (14.7%)

                                State Street Bank, as Trustee of the     GMO International Equity Allocation
                                EDS Retirement Plan -- SSB PMI           Fund
                                Value Index Mandate                      Attn. Laura Whitten
                                State Street Bank & Trust Co             GMO LLC
                                P.O. Box 1992                            40 Rowes Wharf
                                Attn. Laura Mears                        Boston, MA 02110
                                Boston, MA 02105-1992                    (10.1%)
                                (12.9%)
                                                                         Harris Trust and Savings Bank, as
                                Rolex Holding SA                         Agent for Various Trust and Custody
                                Attn. Mr. Gian Heim                      Accounts
                                Rue Francois Dussaud 3-7                 Attn. Mutual Funds Unit -- LLE
                                CH-1211 Geneva 24, Switzerland           111 West Monroe Street
                                (9.2%)                                   Chicago, IL 60603
                                                                         (7.2%)
                                President and Fellows of
                                Harvard College
                                c/o Harvard Management Company
                                600 Atlantic Avenue
                                Boston, MA 02210
                                (6.9%)
                    --------------------------------------------------------------------------------------------
                    Class M     American Express Trust Co.
                                FBO American Express Trust
                                Retirement Services Plans
                                American Express Trust Company
                                50534 AXP Financial Center
                                Minneapolis, MN 55474
                                (100.0%)
----------------------------------------------------------------------------------------------------------------
GMO International   Class III   Princeton University Trust               GMO Benchmark-Free Allocation Fund
Small Companies                 Attn. John D. Sweeney                    Attn. Julie Coady
Fund                            PO Box 35                                c/o GMO
                                Princeton, NJ 08544                      40 Rowes Wharf
                                (11.2%)                                  Boston, MA 02110
                                                                         (6.6%)
                                Evergreen Asset Allocation Fund
                                200 Berkeley St                          The Annie E. Casey Foundation
                                21st Floor Fund Administration           Julie Knauer
                                Boston, MA 02116                         Financial Analyst
                                (6.8%)                                   701 St Paul St
                                                                         Baltimore, MD 21202
                                Cogent Nominees Pty Limited Act          (6.6%)
                                New Zealand Superannuation Fund
                                Attn. Guy Hopkins and Cleyde Hazell
                                Level 8
                                60 Castlereach St
                                Sydney, NSW, 2204
                                (7.0%)
----------------------------------------------------------------------------------------------------------------

                                                            NAME & ADDRESS
FUND               CLASS                                     (% OWNERSHIP)
----------------------------------------------------------------------------------------------------------------
GMO                Class III   Corning Retirement Master Trust     State Street Bank & Trust Co Cust
Intrinsic                      Attn. Mr. Robert J Grassi           Mainegeneral Health Endowment
Value Fund                     Director Investment Services        Attn. Mr. Nick Katsikis
                               Corning Inc.                        Specialized Trust Services
                               One Riverfront Plaza HQ-E2          200 Newport Avenue JQB7
                               Corning, NY 14831-0001              North Quincy, MA 02171
                               (29.3%)                             (18.0%)

                               Princeton University Trust          State Street Bank & Trust Co TR
                               Attn. John D. Sweeney               Mainegeneral Health System Pension
                               P.O. Box 35                         Plan
                               Princeton, NJ 08544                 Attn. Mr. Nick Katsikis
                               (17.3%)                             Specialized Trust Services
                                                                   200 Newport Avenue JQB7
                               Jupiter & Co.                       North Quincy, MA 02171
                               FBO New Balance Foundation          (12.1%)
                               TIN 046222220
                               Attn. Jupiter & Co. C/O MFG         Associate Alumnae of Douglas
                               P.O. Box 9130 FPG90                 College
                               Boston, MA 02117-9130               Attn. Rachel Ingber
                               (13.2%)                             Executive Director
                                                                   181 Ruders Lane
                                                                   New Brunswick, NJ 08901-8557
                                                                   (6.2%)
----------------------------------------------------------------------------------------------------------------
                   Class M     American Express Trust Co.
                               FBO American Express Trust
                               Retirement Services Plans
                               American Express Trust Company
                               50534 AXP Financial Center
                               Minneapolis, MN 55474
                               (100.0%)
----------------------------------------------------------------------------------------------------------------
GMO                Class III   Evergreen Asset Allocation Fund     GMO Global Balanced Asset
Real Estate Fund               200 Berkeley St                     Allocation Fund
                               21st Floor Fund Administration      Attn. Laura Whitten
                               Boston, MA 02116                    GMO LLC
                               (41.8%)                             40 Rowes Wharf
                                                                   Boston, MA 02110
                               MAC & Co 10000643000                (9.8%)
                               FBO Princeton
                               P.O. Box 534005
                               Pittsburgh, PA 15253-4005
                               (8.0%)
----------------------------------------------------------------------------------------------------------------

                                                            NAME & ADDRESS
FUND              CLASS                                     (% OWNERSHIP)
----------------------------------------------------------------------------------------------------------------
GMO Short         Class III   GMO Currency Hedged International     The Chase Manhattan Bank, as
Duration                      Bond Fund                             Directed Trustee for the IBM
Collateral Fund               c/o GMO                               Personal Pension Plan Trust
                              40 Rowes Wharf                        1133 Westchester
                              Boston, MA 02110                      White Plains, NY 106043505
                              (21.5%)                               (6.1%)

                              GMO Core Plus Bond Fund               JP Morgan Chase Bank,
                              c/o GMO                               as Trustee of the General Motors
                              40 Rowes Wharf                        Employees Global Group
                              Boston, MA 02110                      Pension Trust
                              (22.2%)                               Attn. Mr. Donal Johnson
                                                                    4 Chase Metrotech Center
                              GMO Domestic Bond Fund                Brooklyn, NY 11245
                              c/o GMO                               (5.3%)
                              40 Rowes Wharf
                              Boston, MA 02110                      GMO International Bond Fund
                              (20.5%)                               c/o GMO
                                                                    40 Rowes Wharf
                              VERIB NYXF 1776322                    Boston, MA 02110
                              Attn. Mutual Fund Operations          (8.8%)
                              P.O. Box 3198
                              Pittsburgh, PA 152303198
                              (6.4%)
----------------------------------------------------------------------------------------------------------------
GMO Short-        Class III   Comprehensive Care Management         Comprehensive Care Management
Duration                      Risk Reserve                          Corporation -- Unrestricted
Investment Fund               Attn. Richard Rosen                   Attn. Richard Rosen
                              2401 White Plains Road                2401 White Plains Road
                              Bronx, NY 10467                       Bronx, NY 10467
                              (17.7%)                               (19.1%)

                              Beth Abraham Health Services          GMO Global Balanced Asset
                              Third Party Liability                 Allocation Fund
                              Attn. Ira Green                       Attn. Laura Whitten
                              c/o Stephen Mann                      GMO LLC
                              612 Allerton Avenue                   40 Rowes Wharf
                              Bronx, NY 10467                       Boston, MA 02110
                              (8.5%)                                (10.7%)

                              Beth Abraham Health Services          Bethco Corporation Synagogue
                              Funded Depreciation                   Building Fund
                              Attn. Ira Green                       Attn. Ira Green
                              c/o Stephen Mann                      c/o Stephen Mann
                              612 Allerton Avenue                   612 Allerton Avenue
                              Bronx, NY 10467                       Bronx, NY 10467
                              (5.9%)                                (6.3%)
----------------------------------------------------------------------------------------------------------------

                                                                NAME & ADDRESS
FUND               CLASS                                         (% OWNERSHIP)
----------------------------------------------------------------------------------------------------------------
GMO                Class III   Bost & Co A/C WFHF6202002              MAC & Co. AC CTBF8669522
Small Cap Growth               FBO The Hewlett Foundation             Canterbury Trust
Fund                           Attn. Mutual Funds Operations          Mutual Funds Operations
                               P.O. Box 3198                          P.O. Box 3198
                               Pittsburgh, PA 15230-3198              Pittsburgh, PA 15230-3198
                               (18.0%)                                (15.6%)

                               Municipal Fire & Police Retirement     GMO U.S. Sector Fund
                               System of Iowa                         Attn. Laura Whitten
                               Attn. Dennis Jacobs                    GMO LLC
                               2836 104th Street                      40 Rowes Wharf
                               Des Moines, IA 50322                   Boston, MA 02110
                               (14.2%)                                (13.0%)

                               World Wildlife Fund
                               Attn. Mr. David Rada
                               Financial Officer
                               1250 24th Street NW, Suite 500
                               Washington, DC 20037-1175
                               (6.4%)
----------------------------------------------------------------------------------------------------------------
GMO                Class III   Maine State Retirement System          Yale University Retiree Health Benefit
Small Cap Value                46 State House Station                 Coverage Trust
Fund                           Augusta, ME 04333                      55 Whitney Avenue
                               (15.4%)                                New Haven, CT 06511
                                                                      (13.8%)
                               Bost & Co A/C WFHF6202002
                               FBO The Hewlett Foundation             State Street Bank & Trust Co Cust.
                               Attn. Mutual Funds Operations          Mainegeneral Health Endowment
                               PO Box 3198                            Attn. Mr. Nick Katsikis
                               Pittsburgh, PA 15230-3198              Specialized Trust Services
                               (13.9%)                                200 Newport Avenue JQB7
                                                                      North Quincy, MA 02171
                               GMO U.S. Sector Fund                   (7.3%)
                               Attn. Laura Whitten
                               GMO LLC                                Municipal Fire & Police Retirement
                               40 Rowes Wharf                         System of Iowa
                               Boston, MA 02110                       Attn. Dennis Jacobs
                               (7.8%)                                 2836 104th Street
                                                                      Des Moines, IA 50322
                                                                      (7.2%)
----------------------------------------------------------------------------------------------------------------

                                                           NAME & ADDRESS
FUND            CLASS                                      (% OWNERSHIP)
--------------- ----------- ----------------------------------------------------------------------------
GMO Special                 Verib NYXF1776322                     GMO Core Plus Bond Fund
Purpose                     Attn. Mutual Funds Operations         c/o GMO
Holding                     P.O. Box 3198                         40 Rowes Wharf
Fund                        Pittsburgh, PA 15230-3198             Boston, MA 02110
                            (29.1%)                               (16.9%)

                            The Chase Manhattan Bank, as          JPMorgan Chase Bank, as Trustee of
                            Directed Trustee for the IBM          the General Motors Employees
                            Personal Pension Plan Trust           Global Group Pension Trust
                            1133 Westchester                      Attn. Mr. Donald Johnson
                            White Plains, NY 10604-3505           4 Chase Metrotech Center
                            (15.7%)                               Brooklyn, NY 11245
                                                                  (8.9%)
                            GMO Global Bond Fund
                            c/o GMO                               GMO International Bond Fund
                            40 Rowes Wharf                        c/o GMO
                            Boston, MA 02110                      40 Rowes Wharf
                            (8.3%)                                Boston, MA 02110
                                                                  (6.8%)
                            GMO Inflation Indexed Bond Fund
                            c/o GMO
                            40 Rowes Wharf
                            Boston, MA 02110
                            (5.2%)
----------------------------------------------------------------------------------------------------------------
GMO Taiwan      Class III   Pension Reserves Investment Trust     Universal Investment Gesellshaft
Fund                        Stanley P Mavromates                  MBH c/o Bumai
                            Jr Deputy CIO                         Bockenheimer Landstrasse 98-100
                            84 State Street, Suite 250            Frankfurt, Germany 60323
                            Boston, MA 02109                      (7.6%)
                            (68.7%)

                            State of Connecticut Retirement
                            Plans and Trust Funds
                            55 Elm Street
                            Hartford, CT 06106-1773
                            (22.2%)
----------------------------------------------------------------------------------------------------------------
GMO             Class III   The Northern Trust TR                 The Northern Trust Company as
Tax-Managed                 MARS Benefit Trust                    Cust. FBO The Cheyne Walk Trust
International               P.O. Box 92956                        A/C 26-05508
Equities Fund               Chicago, IL 60675                     Attn. Mutual Funds
                            (13.7%)                               P.O. Box 92956
                                                                  Chicago, IL 60675
                            Hugheson Limited                      (14.8%)
                            Attn. Charlotte Fenn
                            P.O. Box 705 GT                       Northern Trust Co Custodian FBO
                            Grand Cayman, Cayman Islands          Offield Investment LLC A/C 26-
                            (10.0%)                               26989
                                                                  Attn. Special Assets
                                                                  P.O. Box 92956
                                                                  Chicago, IL 60675
                                                                  (7.0%)
----------------------------------------------------------------------------------------------------------------

                                                                NAME & ADDRESS
FUND                 CLASS                                       (% OWNERSHIP)
----------------------------------------------------------------------------------------------------------------
GMO                  Class III   Blush & Co. Option C                     S. Parker Gilbert & Robert M.
Tax-Managed                      Attn. Kelly McKenna                      Pannoyer Trust U/ART 11 (G)
Small Companies                  P.O. Box 976                             FBO George W. Merck
Fund                             New York, NY 10268                       Attn. Janet Blakeman
                                 (19.3%)                                  Patterson Belknap Webb & Tyler
                                                                          1133 Avenue of the Americas
                                 Richard Geary                            New York, NY 10036
                                 1211 SW 5th Ave.                         (16.0%)
                                 Suite 2980
                                 Portland, OR 97204                       Strafe & Co.
                                 (14.0%)                                  FBO John Stoll Residuary TUW A/C
                                                                          3401079207
                                 Judith M Buechner                        P.O. Box 160
                                 3572 State Route 315                     Westerville, OH 43086-0160
                                 Pawlet, VT 05761                         (13.0%)
                                 (9.2%)
                                                                          Drake & Co. LLC.
                                 Thomas Rutherford Inc                    FBO Josephine A. Merck A/C
                                 Attn. Bradford R. Buie                   358108
                                 One South Jefferson St. (24011)          Attn. Mutual Fund Department
                                 PO Box 12748                             c/o Citibank NA
                                 Roanke, VA 24028                         333 W 34th Street, 7th Floor
                                 (6.0%)                                   New York, NY 10001
                                                                          (6.0%)
----------------------------------------------------------------------------------------------------------------
GMO                  Class III   Northern Trust Co. Custodian             SEI Private Trust 10000642000
Tax-Managed                      FBO Sev                                  c/o Mellon Bank FBO Princeton
U.S. Equities Fund               Edgar M. Bronfman SR                     One Freedom Valley Drive
                                 A/C#26-13257                             Oaks, PA 19456
                                 P.O. Box 92956                           (16.7%)
                                 Chicago, IL 60675
                                 (42.3%)                                  Alexander Family Trust
                                                                          c/o Groves-Alexander
                                 Richard B. Cheney & Lynne V.             700 N. St. Mary's Street
                                 Cheney                                   #1200
                                 Trustees for the Cheney Living Trust     San Antonio, TX 78205
                                 Dated 05/03/93                           (12.1%)
                                 Attn. Debbie Heiden
                                 One Observatory Circle NW
                                 Washington, DC 20008
                                 (5.3%)
----------------------------------------------------------------------------------------------------------------
GMO                  Class III   Tufts Associated Health Maintenance      The Boston Foundation Inc.
Tobacco-Free                     Organization Inc.                        75 Arlington St. 10th Floor
Core Fund                        Attn. J. Andy Hilbert                    Boston, MA 02116
                                 333 Wyman Street                         (13.4%)
                                 Waltham, MA 02254
                                 (21.4%)                                  Union Bank Trust Nominee
                                                                          FBO City of Hope -- Omnibus
                                 The Flinn Foundation                     P.O. Box 85484
                                 Attn. Don Snider                         San Diego, CA 92186
                                 1802 North Central Avenue                (11.7%)
                                 Phoenix, AZ 85004-1506
                                 (11.6%)                                  Council for World Mission
                                                                          Attn. Ms. Laiming Wyers
                                 Hollow Beam & Co                         Ipalo House 32-34 Great Peter St
                                 FBO Maine Health                         London, SWIP 2DB, UK
                                 Access Foundation                        (7.6%)
                                 200 Newport Ave. 7th Floor
                                 N Quincy, MA 02171                       State Street, as Custodian for
                                 (7.9%)                                   Catholic Medical Pension Plan
                                                                          200 Newport Ave. JQB75
                                                                          N Quincy, MA 02171
                                                                          (7.2%)
----------------------------------------------------------------------------------------------------------------

                                                   NAME & ADDRESS
FUND        CLASS                                   (% OWNERSHIP)
----------------------------------------------------------------------------------------------------------------
            Class IV    Memorial Sloan-Kettering
                        Cancer Center
                        1275 York Avenue
                        New York, NY 10021
                        (100.0%)
----------------------------------------------------------------------------------------------------------------
GMO U.S.    Class III   GMO U.S. Sector Fund
Core Fund               Attn. Laura Whitten
                        GMO LLC
                        40 Rowes Wharf
                        Boston, MA 02110
                        (6.7%)
            ----------------------------------------------------------------------------------------------------
            Class IV    Northern Trust Company,             Bost & Co A/C WFHF6202002
                        as Trustee FBO Employee             FBO The Hewlett Foundation
                        Retirement Plan of Safeway In       Attn. Mutual Funds Operations
                        and its Domestic Subsidiaries       P.O. Box 3198
                        A/C 22-09415                        Pittsburgh, PA 152303198
                        P.O. Box 92956                      (11.6%)
                        Chicago, IL 60675
                        (18.1%)                             Maine State Retirement System
                                                            46 State House Station
                        Gordon E. and Betty I. Moore        Augusta, ME 04333
                        Foundation Core Fund                (10.5%)
                        Attn. Lynda Sullivan
                        The Presidio of San Francisco       MAC & Co. A/C VCBF 1855782
                        P.O. Box 29910                      Attn. Mutual Fund Operations
                        San Francisco, CA 941290910         P.O. Box 3198
                        (16.1%)                             Pittsburgh, PA 152303198
                                                            (8.8%)
                        University of Rochester
                        Attn. Joyce A Johnson               Rob D. Nagel
                        Wallis Hall Suite 263               Director of Investments
                        River Campus Box 270012             The Wallace Foundation
                        Rochester, NY 146270012             Two Park Avenue 23rd Floor
                        (14.1%)                             New York, NY 10016
                                                            (5.5%)
----------------------------------------------------------------------------------------------------------------
            Class V     NRECA
                        Attn. Patricia A. Murphy
                        Investment Division
                        4301 Wilson Boulevard
                        RS18-305
                        Arlington, VA 222031860
                        (100.0%)
            ----------------------------------------------------------------------------------------------------
            Class VI    Evergreen Asset Allocation Fund     GMO Global Balanced Asset
                        200 Berkeley St                     Allocation Fund
                        21st Floor Fund Administration      Attn. Laura Whitten
                        Boston, MA 02116                    GMO LLC
                        (73.3%)                             40 Rowes Wharf
                                                            Boston, MA 02110
                        GMO Global (U.S.+) Equity           (15.8%)
                        Allocation Fund
                        Attn. Laura Whitten
                        GMO LLC
                        40 Rowes Wharf
                        Boston, MA 02110
                        (10.9%)
----------------------------------------------------------------------------------------------------------------

                                                          NAME & ADDRESS
FUND           CLASS                                      (% OWNERSHIP)
----------------------------------------------------------------------------------------------------------------
               Class M     National Financial Services LLC       Fidelity Investments Institutional
                           For the Exclusive Benefits of Our     Operations Company (FIIOC), as
                           Customers -- NT                       Agent For Certain Employee
                           200 Liberty Street                    Benefit Plans
                           One World Financial                   100 Magellan Way (KW1C)
                           New York, NY 10281                    Covington, KY 41015
                           (67.2%)                               (32.8%)
----------------------------------------------------------------------------------------------------------------
GMO            Class III   Carnegie Corporation of New York      GMO U.S. Sector Fund
U.S. Quality               Attn. Li Tan                          Attn. Laura Whitten
Equity                     437 Madison Ave                       GMO LLC
Fund                       New York, NY 10022                    40 Rowes Wharf
                           (16.3%)                               Boston, MA 02110
                                                                 (6.3%)
                           Harris Trust and Savings Bank, as
                           Agent for various Trust and           MAC & CO A/C LSXF1108002
                           Custody Accounts                      Stanford University
                           Attn. Mutual Funds Unit LLE           Mutual Funds Operations
                           111 West Monroe Street                P.O. Box 3198
                           Chicago, IL 60603                     525 William Penn Place
                           (8.6%)                                Pittsburgh, PA 15230-3198
                                                                 (5.3%)
                           Brown Brothers Harriman & Co.
                           Custody FBO GMO Global Hedged
                           Equity Fund
                           Attn. Global Settlement --
                           Harold Robinson
                           40 Water Street
                           Boston, MA 02109
                           (5.9%)
----------------------------------------------------------------------------------------------------------------
               Class IV    Evergreen Asset Allocation Fund       Gordon E. and Betty I. Moore
                           200 Berkeley Street                   Foundation Core Fund
                           21st Floor Administration             Attn. Lynda Sullivan
                           Boston, MA 02116                      The Presidio of San Francisco
                           (41.4%)                               PO Box 29910
                                                                 San Francisco, CA 94129-0910
                           Bost & Co A/C NYXF1776722             (12.0%)
                           (Verizon Quality)
                           Mutual Fund Operations                GMO Global Balanced Asset
                           P.O. Box 3198                         Allocation Fund
                           Pittsburgh, PA 15230-3198             Attn. Laura Whitten
                           (9.0%)                                GMO LLC
                                                                 40 Rowes Wharf
                           Northern Trust Company, as Trustee    Boston, MA 02110
                           FBO Mayo Foundation (Pension)         (9.0%)
                           AC# 22-06943
                           Attn. Mr. Harry Hoffman               Partners Healthcare System Inc.
                           P.O. Box 92956                        Pooled Investment Accounts -- Long
                           Chicago, IL 60675                     Term Pool
                           (6.5%)                                Attn. William N. Donovan
                                                                 101 Merrimac Street
                                                                 Treasury -- 4th Floor
                                                                 Boston, MA 02114
                                                                 (5.9%)
----------------------------------------------------------------------------------------------------------------

                                                          NAME & ADDRESS
FUND           CLASS                                       (% OWNERSHIP)
----------------------------------------------------------------------------------------------------------------
GMO U.S.       Class III   Wells Fargo Bank NA                     The Board of Trustees of the
Sector Fund                FBO Minneapolis Police Relief           University of Illinois
                           13540517                                Attn. Janet M. Ford
                           P.O. Box 1533                           247 Henry Administrative Building
                           Minneapolis, MN 55480                   506 South Wright St
                           (18.2%)                                 Urbana, IL 61801-3620
                                                                   (17.5%)
                           The Employees Cash Balance
                           Retirement Plan of the Turner Corp.     Patterson & Co.
                           Attn. Lori V. Willox                    FBO Pension Plan Employees of
                           901 Main Street Suite 4900              Tietex 1040006367
                           Dallas, TX 75202                        Attn. April Withers
                           (12.2%)                                 1525 West WT Harris Boulevard
                                                                   NC-1151
                           Lacross and Co. Nominee for North       Charlotte, NC 28288-1151
                           Center Trust Co.                        (6.0%)
                           FBO Reinhart Companies P/S PL
                           Attn. Betty Smith                       Cement Masons and Plasterers Joint
                           230 Front Street North                  Pension Trust
                           P.O. Box 489                            Attn. Bonnie Payson
                           Lacrosse, WI 54602-0489                 101 Convention Center Drive
                           (5.3%)                                  Suite 600
                                                                   Las Vegas, NV 89109
                           Northern Trust CO, Trustee              (5.9%)
                           FBO ABA Pension A/C 2218525
                           Attn. Mutual Funds / Special Assets
                           801 South Canal
                           Chicago, IL 60675
                           (9.4%)
----------------------------------------------------------------------------------------------------------------
GMO            Class III   Nabank & Co                             Worcester Academy
Value Fund                 Attn. Recon Trust Securities            Attn. William Toomey
                           P.O. Box 2180                           81 Providence St.
                           Tulsa, OK 74101-2180                    Worcester, MA 01604
                           (44.2%)                                 (14.8%)

                           Conrad N. Hilton Foundation             The Rockefeller Family Fund
                           100 West Liberty St. Suite 840          Attn. Ms. Maureen McCarthy
                           Reno, NV 89501                          437 Madison Avenue
                           (8.1%)                                  37th Floor
                                                                   New York, NY 10022-7001
                           Appalachian Mountain Club               (7.0%)
                           Attn. Mr. Henry Isaacson
                           5 Joy St.
                           Boston, MA 02108
                           (6.6%)
----------------------------------------------------------------------------------------------------------------
               Class M     American Express Trust Co.
                           FBO American Express Trust
                           Retirement Services Plans
                           American Express Trust Company
                           50534 AXP Financial Center
                           Minneapolis, MN 55474
                           (100.0%)
----------------------------------------------------------------------------------------------------------------
GMO World      Class III   GMO Core Plus Bond Fund                 GMO International Bond Fund
Opportunity                c/o GMO                                 c/o GMO
Overlay Fund               40 Rowes Wharf                          40 Rowes Wharf
                           Boston, MA 02110                        Boston, MA 02110
                           (39.4%)                                 (16.8%)

                           GMO Currency Hedged                     GMO Global Bond Fund
                           International Bond Fund c/o GMO         c/o GMO
                           40 Rowes Wharf                          40 Rowes Wharf
                           Boston, MA 02110                        Boston, MA 02110
                           (35.0%)                                 (6.2%)
----------------------------------------------------------------------------------------------------------------

PROXY TABULATOR
P.O. BOX 9132
HINGHAM, MA 02043-9132

       PLEASE RECORD YOUR VOTING INSTRUCTIONS ON THIS CARD, SIGN IT BELOW,
                AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED.
                             YOUR VOTE IS IMPORTANT.

        THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF GMO TRUST.
                Proxy for a meeting of shareholders to be held on March 23, 2005

FUND NAME PRINTS HERE

The undersigned, revoking all Proxies heretofore given, hereby appoints Scott Eston, Susan Randall Harbert and Elaine M. Hartnett, and each of them separately, as Proxies of the undersigned, with full power of substitution, and hereby authorizes each of them to vote on behalf of the undersigned all shares of the above-referenced Fund that the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at 9:00 a.m., Boston Time, on March 23, 2005 at the offices of Grantham, Mayo, Van Otterloo & Co. LLC, 40 Rowes Wharf, Boston, MA 02110 and at any adjournments thereof, as fully as the undersigned would be entitled to vote if personally present. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL PROPOSALS. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING. This proxy may be revoked at any time prior to the exercise of the powers conferred thereby.

                             PLEASE BE SURE TO SIGN AND DATE THIS PROXY.

                                   DATE _________________________

                      __________________________________________________________
                      SIGNATURE(S) AND TITLE(S), IF APPLICABLE (SIGN IN THE BOX)

                      Please sign your name exactly as it appears on this card. If you are a joint owner, any one of you may sign. When signing as executor, administrator, attorney, trustee, or guardian, or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer's office. If you are a partner, sign in the partnership name.

                                                                          GMO MK

PLEASE FILL IN A BOX AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. [X] PLEASE DO NOT USE FINE POINT PENS.

DEAR SHAREHOLDER:

YOUR VOTE IS IMPORTANT. PLEASE HELP US TO ELIMINATE THE EXPENSE OF FOLLOW-UP MAILINGS BY SIGNING AND RETURNING THIS PROXY CARD. A POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

                                                                                       FOR ALL        WITHHOLD
1. To elect a Board of Trustees. (For all shareholders)                            NOMINEES LISTED   AUTHORITY
   NOMINEES: (1) Donald W. Glazer; (2) Jay O. Light; (3) W. Nicholas Thorndike.       (EXCEPT AS      TO VOTE
                                                                                       MARKED TO      FOR ALL
                                                                                     THE CONTRARY     NOMINEES
INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THE       AT LEFT)
NOMINEE'S NAME IN THE SPACE PROVIDED BELOW:

                                                                                         [ ]             [ ]

--------------------------------------------------------------------------------

                                                                                         FOR           AGAINST     ABSTAIN
2A. To approve revisions to the Fund's fundamental investment restriction with respect to concentration in any one industry. (For shareholders of GMO Real
    Estate Fund and GMO Short-Duration Investment Fund only)                             [ ]             [ ]         [ ]

2B. To approve the elimination of the Fund's fundamental investment restriction with respect to investments in certain related issuers. (For shareholders of
    GMO Alpha Only Fund, GMO Core Plus Bond Fund, GMO Currency Hedged
    International Bond Fund, GMO Currency Hedged International Equity Fund, GMO
    Domestic Bond Fund, GMO Emerging Countries Fund, GMO Emerging Country Debt
    Fund, GMO Emerging Country Debt Share Fund, GMO Emerging Markets Fund, GMO
    Emerging Markets Quality Fund, GMO Foreign Fund, GMO Global Balanced Asset
    Allocation Fund, GMO Global Bond Fund, GMO Global (U.S.+) Equity Allocation
    Fund, GMO Growth Fund, GMO Inflation Indexed Bond Fund, GMO International
    Bond Fund, GMO International Equity Allocation Fund, GMO International
    Intrinsic Value Fund, GMO International Small Companies Fund, GMO Real
    Estate Fund, GMO Short-Duration Investment Fund, GMO Small Cap Growth Fund,
    GMO Small Cap Value Fund, GMO Tobacco-Free Core Fund, GMO U.S. Core Fund,
    GMO U.S. Sector Fund and GMO Value Fund only)                                        [ ]             [ ]         [ ]

2C. To approve revisions to the Fund's fundamental investment restriction with respect to investments in commodities. (For shareholders of GMO
    Benchmark-Free Allocation Fund, GMO Global Balanced Asset Allocation Fund,
    GMO Global (U.S.+) Equity Allocation Fund, GMO International Equity
    Allocation Fund and GMO U.S. Sector Fund only)                                       [ ]             [ ]         [ ]

                   PLEASE SIGN AND DATE ON THE REVERSE SIDE.              GMO MK